File Nos. 333-138322
811-21974

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-effective Amendment No.
Post-Effective Amendment No. 4
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 4
HORACE MANN LIFE INSURANCE COMPANY QUALIFIED GROUP ANNUITY
SEPARATE ACCOUNT
(Exact Name of Registrant)
Horace Mann Life Insurance Company
(Name of Depositor)
One Horace Mann Plaza, Springfield, Illinois 62715
(Address of Depositor’s Principal Executive Offices)
(217) 789-2500
(Depositor’s Telephone Number)
Ann M. Caparros
One Horace Mann Plaza
Springfield, Illinois 62715
(Name and Address of Agent for Service)
Copies of Communications to:
Stephen E. Roth
Sutherland LLP
1275 Pennsylvania Avenue, NW
Washington, DC 20004-1415
It is proposed that this filing will become effective:
☐	Immediately upon filing pursuant to paragraph (b) of Rule 485

☐	On May 1, 2010 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☑	On May 1, 2010 pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus for Qualified Variable Deferred Group Annuity Contract Issued by Horace Mann Life Insurance Company Qualified Group Annuity Separate Account
Flexible Premium Contract for Qualified Retirement Plans
May 1, 2010

This prospectus offers a Variable, qualified group annuity Contract (“Contract”) to qualified retirement plans. The Contract and Certificates issued thereunder (“Certificates”) are issued by Horace Mann Life Insurance Company (“HMLIC”) in connection with retirement plans or arrangements which may qualify for special tax treatment under the Internal Revenue Code of 1986 as amended (“IRC”).

Participants may allocate Net Premium and Participant Account Value to the Fixed Account or to the Horace Mann Life Insurance Company Qualified Group Annuity Separate Account (“Separate Account”) that invests through each of its Subaccounts (sometimes referred to as Variable Investment Options) in a corresponding Underlying Fund. The retirement plan sponsor has the right to limit the number of funds available in its plan and may choose to exclude some of the following Underlying Funds. The Underlying Funds are:

Lifecycle Funds
Wilshire Variable Insurance Trust 2015 ETF Fund
Wilshire Variable Insurance Trust 2025 ETF Fund
Wilshire Variable Insurance Trust 2035 ETF Fund

Large Company Stock Funds
Large Value
Davis Value Portfolio
T. Rowe Price Equity Income Portfolio VIP II
Wilshire Large Company Value Portfolio (Investment Class)
Large Core
Dow Jones Wilshire 5000 Index Portfolio (Investment Class)
Fidelity VIP Growth & Income Portfolio SC 2
Fidelity VIP Index 500 Portfolio SC 2
Wilshire VIT Equity Fund
Large Growth
AllianceBernstein VPS Large Cap Growth Portfolio
Fidelity VIP Growth Portfolio SC 2
Wilshire Large Company Growth Portfolio (Investment Class)

Mid-Size Company Stock Funds
Mid Value
AllianceBernstein VPS Small/Mid Cap Value Portfolio
Ariel Fund®
Goldman Sachs VIT Mid Cap Value
Mid Core
Fidelity VIP Mid Cap Portfolio SC 2
Rainier Small/Mid Cap Equity Portfolio
Calvert VP S&P Mid Cap 400 Index
Mid Growth
Delaware VIP Growth Opportunities Series — Service Class
Putnam VT Vista Fund (IB Shares)
Wells Fargo Advantage VT Discovery Fundsm

Small Company Stock Funds
Small Value
Royce Capital Fund Small-Cap Portfolio
Wilshire Small Company Value Portfolio (Investment Class)
Small Core
Dreyfus Investment Portfolios:  Small Cap Stock Index Portfolio — Service Shares
Goldman Sachs VIT Structured Small Cap Equity Fund(1)
Lazard Retirement US Small-Mid Cap Eq Ser
Neuberger Berman Genesis Fund — Advisor Class
Small Growth
AllianceBernstein VPS Small Cap Growth Portfolio
Delaware VIP Trend Series — Service Class
Wilshire VIT Small Cap Growth Fund

International Stock Funds
Fidelity VIP Emerging Markets SC 2
Fidelity VIP Overseas Portfolio SC 2
Wilshire VIT International Equity Fund

Specialty
Wilshire VIT Socially Responsible Fund

Real Estate
Delaware VIP REIT Series (Service Class)

Bond Funds
Fidelity VIP High Income Portfolio SC 2
Fidelity VIP Investment Grade Bond Portfolio SC 2
Templeton Global Bond Fund (Adv)
Wilshire VIT Income Fund

Balanced Fund
Wilshire VIT Balanced Fund

Money Market
T. Rowe Price Prime Reserve Portfolio

(1)	On and after May 1, 2008, Participants generally may not begin or increase premium payment allocations or make new transfers to the following Subaccount. However, if Participants were participating on that date in the dollar cost averaging program or the rebalancing program with allocations to the following Subaccount, they may continue the program(s), but may not begin or increase allocations to the following Subaccount. Additionally, if they were allocating Net Premium to the following Subaccount on that date, Participants may continue those allocations. Goldman Sachs VIT Structured Small Cap Equity Fund

Trademarks used in this document are owned by and used with the permission of the appropriate company.

In some situations We provide or offer a premium bonus rider. This bonus feature provides for a percentage of premium to be credited to all premiums We receive at Our Home Office during a specified period of time. This rider will only be included or offered if negotiated by the employer and HMLIC as part of the Contract and the premium bonus will never be more than 5% nor paid longer than 5 years. There may be a separate charge for this rider. Even if there is no separate charge for this rider, including this bonus feature may result in a longer surrender charge period, a higher mortality and expense risk fee, a lower credited rate on the Fixed Account and/or higher surrender charges and may only be beneficial to You if You own a Certificate for a sufficient length of time.

This prospectus sets forth the information an investor should know before purchasing a Contract or a Certificate thereunder and should be kept for future reference. Additional information about the Horace Mann Life Insurance Company Qualified Group Annuity Separate Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2010. The Statement of Additional Information is incorporated by reference and is available upon request, without charge. You may obtain the Statement of Additional Information by writing to Horace Mann Life Insurance Company, P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a telefacsimile (FAX) transmission to 877-832-3785 or by telephoning 800-999-1030 (toll-free). The table of contents of the Statement of Additional Information appears at the end of this prospectus.

The Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information that the Horace Mann Life Insurance Company Qualified Group Annuity Separate Account files electronically with the Securities and Exchange Commission.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS SECURITY OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE ANNUITIES OFFERED BY HMLIC ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. THEY ARE NOT DEPOSITS OF, OBLIGATIONS OF OR GUARANTEED BY ANY BANK. THEY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

Horace Mann Investors, Inc., the distributor of the Contracts, is a member of the Securities Investor Protection Corporation (SIPC). Visit www.sipc.org, call 1-202-371-8300 or write to SIPC at 805 15th Street, N.W. Suite 800, Washington, D.C. 20005-2215 for information about SIPC, including the SIPC brochure.

The date of this prospectus is May 1, 2010.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF, OR SOLICITATION OF AN OFFER TO ACQUIRE, ANY INTEREST OR PARTICIPATION IN THE CONTRACT OR CERTIFICATES ISSUED THEREUNDER OFFERED BY THIS PROSPECTUS IN ANY STATE TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION IN SUCH STATE.

Definitions

Accumulation Unit: A unit of measurement used to determine the value of a Participant’s interest in a Subaccount before Annuity Payments begin.

Accumulation Unit Value: The value of an Accumulation Unit on any Valuation Date.

Annuitant: The person whose life determines the Annuity Payments made under a Certificate.

Annuitized Value: The amount applied to purchase Annuity Payments. It is equal to the Participant Account Value on the Annuity Date, adjusted for any applicable Market Value Adjustment and less any applicable premium tax.

Annuity Date: The date Annuity Payments begin. The criteria for setting an Annuity Date are set forth in Your Certificate, and the anticipated Annuity Date is shown on the Annuity Data pages of Your Certificate.

Annuity Payments: A series of payments that may be for life; for life with a guaranteed number of payments; for the joint lifetimes of the Annuitant and another person, and thereafter, during the lifetime of the survivor; or for some fixed period. A fixed annuity payout arrangement provides a series of payments that will be equal in amount throughout the Annuity Period, except in the case of certain joint and survivor Annuity Payment options. A fixed annuity payout arrangement does not participate in the investment experience of any Subaccount. A Variable annuity payout arrangement provides a series of payments that vary in amount.

Annuity Period: The period during which Annuity Payments are made to the Annuitant and the last surviving joint Annuitant, if any.

Annuity Unit: A unit of measurement used in determining the amount of a Variable Annuity Payment during the Annuity Period.

Annuity Unit Value: The value of an Annuity Unit on any Valuation Date.

Certificate: The document issued to each Participant under a Contract describing the terms of the Contract and the rights and benefits of the Participant.

Certificate Account: An account established to receive a Participant’s Net Premium.

Certificate Account Value: A Certificate Account’s Fixed Account Value plus the Certificate Account’s Variable Account Value.

Certificate Anniversary: The same day and month as a Certificate Date for each succeeding year of a Certificate.

Certificate Date: The date when a Certificate becomes effective. The Certificate Date is shown on the Annuity Data pages of the Certificate.

Certificate Year: A period of twelve months beginning on the Certificate Date or any Certificate Anniversary.

Contract: The group flexible premium deferred Variable annuity contract this prospectus offers. This document describes the terms of the annuity contract, the rights of the Contract Owner and the rights and benefits of the Participants.

Contract Account: An account established to receive Contract Owner Net Premium on behalf of a Participant.

Contract Account Value: A Contract Account’s Fixed Account Value plus the Contract Account’s Variable Account Value.

Contract Owner: The entity identified as the Contract Owner on the Annuity Data pages of a Certificate.

FINRA: The Financial Industry Regulatory Authority was created in July 2007 through the consolidation of the NASD and the member regulation, enforcement and arbitration functions of the New York Stock Exchange.

Fixed Account: An account established to receive the Net Premium, any applicable premium bonus, and the transfers allocated to the General Fixed Account and any Guarantee Period Account(s). Fixed Account money is invested along with other insurance funds in Our general account.

Fixed Account Value: The dollar value of the Fixed Account under a Certificate before Annuity Payments begin.

Fixed Annuity Payments: A series of payments that will be equal in amount throughout the Annuity Period, except in the case of certain joint and survivor Annuity Payment options.

Fixed Net Premium: The Net Premium allocated to the Fixed Account plus any transfers from the Variable Account, less a proportional amount for any withdrawals and transfers from the Fixed Account.

General Fixed Account: A Participant’s portion of an interest-bearing account set up to receive the Net Premium and the transfers allocated to such account under the Participant Account. The General Fixed Account is distinguished from the Guarantee Period Account option(s) of the Fixed Account.

Guarantee Period Account(s): Fixed Account option(s) that may be offered under a Certificate that provide a guaranteed interest rate for a specified period of time (“Guarantee Period”) and to which a Market Value Adjustment may apply.

HMLIC, We, Us, Our: Horace Mann Life Insurance Company.

Home Office: The mailing address and telephone number of Our Home Office are: P.O. Box 4657, Springfield, Illinois 62708-4657; 800-999-1030. Our street address is 1 Horace Mann Plaza, Springfield, Illinois 62715.

Investment Options: The Fixed Account option(s) and the Underlying Funds in which the Subaccounts invest.

Market Value Adjustment: For any Guarantee Period Account, an increase or decrease in the surrender value or withdrawal value, a transfer amount, or in the amount applied to an annuity option. A Market Value Adjustment reflects changes in the level of prevailing current interest rates since the beginning of each Guarantee Period.

Mutual Fund(s): Open-end management investment companies. These companies are generally registered under the Investment Company Act of 1940.

Net Premium: The premium payments paid to HMLIC under the Contract Account and Certificate Account of a Certificate, less any applicable premium tax.

Participant (You, Your): A person to whom a Certificate showing participation under a Contract has been issued.

Participant Account: An account established for each Participant to receive premium payments made by or on behalf of the Participant.

Participant Account Value: The Contract Account Value plus the Certificate Account Value, before Annuity Payments begin.

Plan: The employer-sponsored retirement plan under which a Certificate is issued, evidenced by a written Plan Document.

Plan Document A document establishing the terms and benefits of a Plan. We are not a party to such a document.

Premium Year: A period of twelve months beginning on the date each premium payment is received in Our Home Office and on any annual anniversary of that date.

Proof of Participant’s Death: (1) A completed claimant’s statement as provided by Us; and (2a) a certified copy of the death certificate or (2b) any other proof of death satisfactory to Us, including, but not limited to, a certified copy of a decree of a court of competent jurisdiction certifying death, or a written statement by a medical doctor who attended the deceased at the time of death; and (3) any additional forms, documentation, and written payment instructions necessary to process a death benefit claim, in a form satisfactory to Us.

Qualified Plan: The term “Qualified Plan” in this prospectus will be used to describe the following Contracts and the Certificates thereunder: IRC Section 403(b) tax sheltered annuity (“403(b) Contract”); IRC Section 457(b) eligible governmental plan annuity (“457(b) Contract”); and IRC Section 401 qualified annuity.

Separate Account: The Horace Mann Life Insurance Company Qualified Group Annuity Separate Account, a segregated Variable investment account consisting of Subaccounts each of which invests in a corresponding Underlying Fund. The Separate Account was established by HMLIC under Illinois law and is registered as a unit investment trust under the Investment Company Act of 1940.

Subaccount: A division of the Separate Account, which purchases shares of a corresponding Underlying Fund.

Underlying Funds: Mutual Funds that are listed in this document and are available for investment by the Separate Account.

Valuation Date: Any day on which the New York Stock Exchange (“NYSE”) is open for trading and on which the net asset value of each share of the Underlying Funds is determined except for the day after Thanksgiving and December 31, 2010. The Valuation Date ends at 3:00 p.m. Central time or the close of the NYSE if earlier. We deem receipt of any Net Premium or request to occur on a particular Valuation Date if We receive the Net Premium or request (in either case, with all required information and documentation) at Our Home Office before 3:00 p.m. Central time on that day. If received after 3:00 p.m. Central Time, We deem receipt to occur on the following Valuation Date.

Valuation Period: The period from the end of a Valuation Date to the end of the next Valuation Date, excluding the day the period begins and including the day it ends.

Variable: The values vary based on the investment performance of the Subaccount(s) selected.

Variable Account: A Participant’s portion of the Separate Account set up to receive Net Premium, any applicable premium bonus and transfers allocated to the Separate Account under the Participant Account.

Variable Account Value: The dollar value of the Variable Account under a Certificate before Annuity Payments begin.

Variable Annuity Payments: A series of payments that vary in amount throughout the Annuity Period.

Summary

This summary is intended to provide a brief overview of the more significant aspects of the Contract and the Certificates thereunder. Certain Contract features described in this prospectus may not be available in all states or Plans. More detailed information about the material rights and features under the Contract (and the Certificates thereunder) can be found elsewhere in this prospectus and in the Separate Account Statement of Additional Information. Terms and conditions of the Contract and Certificates thereunder may be modified as required by law in the State in which the Contract Owner is located. Such variations are described in the Contract and underlying Certificates and any applicable endorsements and riders. The Participant’s rights will also be subject to any limits imposed by a Plan. The employer has the right to limit the investment options available in its Contract and may negotiate with HMLIC to reduce or waive certain charges in the Contract as well as negotiate the addition or deletion of certain benefits described in this prospectus. The Plan Document may also limit the Participants’ rights. Refer to the Contract, Your Certificate and the Plan Document for the specific details of Your product and Your employer’s Plan. This prospectus is intended to serve as a disclosure document that focuses on the Variable portion of the Contract and the Certificates. For information regarding the fixed portion, refer to the Contract and Your Certificate.

Detailed information about the Underlying Funds is contained in each Underlying Fund’s prospectus and in each Underlying Fund Statement of Additional Information.

The expenses for the Underlying Funds, including advisory and management fees, are found in each Underlying Fund’s prospectus.

What is the “Separate Account?”

The Separate Account segregates assets dedicated to the Variable portion of the Contract offered herein. The Separate Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust. The Separate Account consists of Subaccounts, each investing in shares of a corresponding Underlying Fund.

Who may purchase the Contract offered by this prospectus?

Employers may purchase the Contract and Participants may purchase Certificates thereunder. The Certificates are designed for individuals seeking long-term tax-deferred accumulation of funds.

The Contract offered by this prospectus is for Qualified Plans. Purchasing a Certificate as an investment vehicle for a qualified retirement plan does not provide any additional tax advantage beyond that already available through the qualified plan.

The Contract and the Certificates offered thereunder are offered and sold by HMLIC through its licensed life insurance sales personnel. These insurance sales personnel are registered representatives of Horace Mann Investors, Inc. (“HM Investors”). In addition, the Contract and Certificates may be offered and sold through independent agents and other broker-dealers. HM Investors is a broker-dealer registered under the Securities and Exchange Act of 1934. HMLIC has entered into a distribution agreement with HM Investors. HM Investors is a member of FINRA.

What are my investment choices?

You may invest Your money in up to 24 Investment Options (including the Fixed Account Investment Options) at any one time. The Plan sponsor may limit the Investment Options available in its Plan by electing to exclude certain Investment Options.

(a)	Separate Account

Includes Subaccounts, each of which invests in one of the following Underlying Funds:

Lifecycle Funds
Wilshire Variable Insurance Trust 2015 ETF Fund
Wilshire Variable Insurance Trust 2025 ETF Fund
Wilshire Variable Insurance Trust 2035 ETF Fund

Large Company Stock Funds
Large Value
Davis Value Portfolio
T. Rowe Price Equity Income Portfolio VIP II
Wilshire Large Company Value Portfolio (Investment Class)

Large Core
Dow Jones Wilshire 5000 Index Portfolio (Investment Class)
Fidelity VIP Growth & Income Portfolio SC 2
Fidelity VIP Index 500 Portfolio SC 2
Wilshire VIT Equity Fund

Large Growth
AllianceBernstein VPS Large Cap Growth Portfolio
Fidelity VIP Growth Portfolio SC 2
Wilshire Large Company Growth Portfolio (Investment Class)

Mid-Size Company Stock Funds
Mid Value
AllianceBernstein VPS Small/Mid Cap Value Portfolio
Ariel Fund®
Goldman Sachs VIT Mid Cap Value

Mid Core
Fidelity VIP Mid Cap Portfolio SC 2
Rainier Small/Mid Cap Equity Portfolio
Calvert VP S&P Mid Cap 400 Index

Mid Growth
Delaware VIP Growth Opportunities Series — Service Class
Putnam VT Vista Fund (IB Shares)
Wells Fargo Advantage VT Discovery Fundsm

Small Company Stock Funds
Small Value
Royce Capital Fund Small-Cap Portfolio
Wilshire Small Company Value Portfolio (Investment Class)

Small Core
Dreyfus Investment Portfolios:  Small Cap Stock Index Portfolio — Service Shares
Goldman Sachs VIT Structured Small Cap Equity Fund(1)
Lazard Retirement US Small-Mid Cap Eq Ser
Neuberger Berman Genesis Fund — Advisor Class

Small Growth
AllianceBernstein VPS Small Cap Growth Portfolio
Delaware VIP Trend Series — Service Class
Wilshire VIT Small Cap Growth Fund

International Stock Funds
Fidelity VIP Emerging Markets SC 2
Fidelity VIP Overseas Portfolio SC 2
Wilshire VIT International Equity Fund

Specialty
Wilshire VIT Socially Responsible Fund

Real Estate
Delaware VIP REIT Series (Service Class)

Bond Funds
Fidelity VIP High Income Portfolio SC 2
Fidelity VIP Investment Grade Bond Portfolio SC 2
Templeton Global Bond Fund (Adv)
Wilshire VIT Income Fund

Balanced Fund
Wilshire VIT Balanced Fund

Money Market
T. Rowe Price Prime Reserve Portfolio

(1)	On and after May 1, 2008, Participants generally may not begin or increase premium payment allocations or make new transfers to the following Subaccount. However, if Participants were participating on that date in the dollar cost averaging program or the rebalancing program with allocations to the following Subaccount, they may continue the program(s), but may not begin or increase allocations to the following Subaccount. Additionally, if they were allocating Net Premium to the following Subaccount on that date, Participants may continue those allocations.
Goldman Sachs VIT Structured Small Cap Equity Fund

(b)	Fixed Account — You also may direct Your money to the Fixed Account and receive a guaranteed rate of return. For additional information about the Fixed Account and the Investment Options available thereunder, please see Your Certificate or “Horace Mann Life Insurance Company, The Fixed Account, The Separate Account and The Underlying Funds — The Fixed Account.”

When can I transfer between accounts?

At any time before Your Certificate’s Annuity Date, You may transfer amounts from one Subaccount to another, and to and from the Fixed Account, subject to certain restrictions. Transfers from a Guarantee Period Account to the General Fixed Account or to the Variable Account, or between Guarantee Period Accounts, may be subject to a Market Value Adjustment. The dollar cost averaging program allows you to preschedule a series of transfers between Investment Options to take advantage of dollar cost averaging. You may select from a 3-month, 6-month or 12-month period to complete the dollar cost averaging program. The dollar cost averaging program is only available before the Annuity Date. For complete details see “The Contract — Transactions — Transfers.”

May I withdraw all or part of my Participant Account Value before the Annuity Date?

Unless restricted by the Internal Revenue Code of 1986, as amended (“IRC”) or Your employer’s Plan Document, You may at any time before the Annuity Date surrender Your Certificate in whole or withdraw in part for cash. Surrenders and withdrawals may be subject to surrender charges as described in “Deductions and Expenses — Surrender Charges” and/or a Market Value Adjustment as described in “Horace Mann Life Insurance Company, The Fixed Account, The Separate Account and The Underlying Funds — The Fixed Account.” You should refer to Your Certificate for Your specific charges. In any Certificate Year, You may withdraw a portion of Your premium payments received for Your Certificate and not assumed to have been previously withdrawn without a surrender charge and/or a Market Value Adjustment. You may have to pay federal income taxes and a penalty tax if You surrender or make a withdrawal from Your Certificate.

What are the charges or deductions?

The Certificate may be subject to deductions for applicable state or local government premium taxes. Premium taxes presently range from 0% to 1% for Certificates issued under Qualified Plans, as defined in this prospectus.

We will deduct a mortality and expense risk fee (M&E Fee) of no greater than 1.25% (annual rate) from the Subaccounts. This fee is computed on a daily basis.

We will deduct an annual maintenance fee from Your Participant Account Value on each Certificate Anniversary; We will deduct a proportionate amount of this fee upon surrender of Your Certificate. This fee may not exceed $36. We will waive this fee if the Participant Account Value equals or exceeds $50,000 at the time the fee is assessed. If the Participant has multiple deferred annuity contracts or certificates with Us, We will combine the values of all such contracts/certificates to determine whether the $50,000 value has been met. We sometimes issue multiple Certificates with the same first nine digits in the Certificate numbers to accommodate multiple sources of funds, such as employee versus employer, In these situations, We will deduct only one annual maintenance fee per year.

We may deduct a surrender charge on certain surrenders and withdrawals. The surrender charge is a percentage of the premium payments withdrawn or surrendered. In addition, We may apply a Market Value Adjustment for surrenders, withdrawals, transfers and annuitizations from the Fixed Account. For withdrawals from the Variable Account, the surrender charge is deducted from the Participant’s value in the Subaccount(s) from which the withdrawal is made. See “The Contract — Transactions — Surrender or Withdrawal Before Commencement of Annuity Period.”

We may reduce, waive or eliminate one or more of the above referenced charges or deductions for the Contract or Certificates under a particular Plan. We will not, however, reduce, waive, or eliminate any deduction or expense in a manner that is unfairly discriminatory against any person. You should refer to Your Certificate for Your specific charges.

What charges will I pay on an annual basis for optional riders?

The Contract Owner may select any of the optional riders described below for all Participants in its Plan. Alternatively, any optional rider available under a Contract or Certificate that the Contract Owner has not selected for all Participants in its Plan, may be elected by a Participant at the time of Certificate issue. One or more of these optional riders may not be available to all Plans. You should refer to the Contract and enrollment form for the optional riders available to You.

Guaranteed Minimum Death Benefit Rider — Step-up with Return of Premium — If this rider is selected, You will pay a charge not to exceed 0.20%* annually of Your average Participant Account Value. We will deduct any Variable Account charge for this rider from the Variable Account as a percentage of Your average Variable Account Value. We will deduct any Fixed Account charge for this rider from any applicable premium bonus, any interest We pay on the premium bonus, and any interest We may pay in excess of the Fixed Account guaranteed interest with respect to any other amount held in the Fixed Account. We will compute any charge for the Fixed Account and the Variable Account on a daily basis. The charge for this rider will continue until You apply the Annuitized Value to an Annuity Payment option.

Guaranteed Minimum Death Benefit Rider — Return of Premium with Interest — If this rider is selected, You will pay a charge not to exceed 0.30%* annually of Your average Participant Account Value. We will deduct any Variable Account charge for this rider from the Variable Account as a percentage of Your average Variable Account Value. We will deduct any Fixed Account charge for this rider from any applicable premium bonus, any interest We pay on the premium bonus, and any interest We may pay in excess of the Fixed Account guaranteed interest with respect to any other amount held in the Fixed Account. We will compute any charge for the Fixed Account and the Variable Account on a daily basis. The charge for this rider will continue until You apply the Annuitized Value to an Annuity Payment option.

Guaranteed Minimum Death Benefit Rider — Return of Premium — If this rider is selected, You will pay a charge not to exceed 0.05% annually of Your average Participant Account Value. We will deduct any Variable Account charge for this rider from the Variable Account as a percentage of Your average Variable Account Value. We will deduct any Fixed Account charge for this rider from any applicable premium bonus, any interest We pay on the premium bonus, and any interest We may pay in excess of the Fixed Account guaranteed interest with respect to any other amount held in the Fixed Account. We will compute any charge for the Fixed Account and the Variable Account on a daily basis The charge for this rider will continue until You apply the Annuitized Value to an Annuity Payment option.

*	If both the Guaranteed Minimum Death Benefit Rider — Step-up with Return of Premium and the Guaranteed Minimum Death Benefit Rider-Return of Premium with Interest are selected the total annual charge for both riders will not exceed 0.40% of Your average Participant Account Value.

Premium Bonus Rider — This option provides for a credit of a percentage of premium We receive at Our Home Office during the period of time specified in Your Certificate. The premium bonus will never exceed 5% and will never be paid longer than 5 years. This rider will only be included or offered if negotiated by the employer and HMLIC as part of the Contract. There may be a separate charge for this rider.

Even if there is no separate charge for this rider, including this bonus feature may result in a longer surrender charge period, higher surrender charges, a higher mortality and expense risk fee and/or a lower credited rate on the Fixed Account than if the rider had not been included, and this rider may be beneficial to You only if You own a Certificate for a sufficient length of time. Any separate charge for this rider will not exceed 0.50% annually of Your average Participant Account Value. We will deduct any Variable Account charge for this rider from the Variable Account as a percentage of Your average Variable Account Value. We will deduct any Fixed Account charge for this rider from any applicable premium bonus, any interest We pay on the premium bonus and any interest We may pay in excess of the Fixed Account guaranteed interest with respect to any other amount held in the Fixed Account. We will compute any charge for the Fixed Account and the Variable Account on a daily basis. The charge for this rider will continue until You apply the Annuitized Value to an Annuity Payment option.

What are the federal income tax consequences of investing in a Certificate?

Amounts contributed on a pretax basis generally are not taxed at the time of the contribution. Earnings are also not taxed as they accumulate within the Certificate. Certificate benefits will be taxable as ordinary income when received with the exception of benefits attributable to designated Roth contributions. Earnings attributable to designated Roth contributions may be tax free if certain conditions are met. See “Tax Consequences” for further discussion.

The IRC provides an additional tax (penalty tax) for premature distributions from Qualified Plans. Values may not be withdrawn from Section 403(b), Section 457(b), and certain Section 401 Contracts, except under certain circumstances. See “Tax Consequences.” These Certificates might not be suitable for short-term investment. See “The Contract — Transactions — Surrender or Withdrawal Before Commencement of Annuity Period.”

If I receive my Certificate and am dissatisfied, may I return it?

You may return the Certificate to HMLIC within 30 days of Your receipt of the Certificate. HMLIC will refund the greater of (1) the premium payments made for the Certificate, less any withdrawals and any outstanding loan balance, or (2) the Participant Account Value minus any applicable premium bonus as of the date the returned Certificate was received. We will pay the refund within 10 calendar days after We receive the Certificate. Upon return of the Certificate, it will be deemed void.

When can I begin receiving Annuity Payments, and what options are available?

Payments will begin on the Annuity Date set by the terms of Your Certificate, or the terms of the Plan Document. Variable Annuity Payments are made only in monthly installments. Various Annuity Payment options are available under the Certificate.

Annuity Payments may be fixed or Variable or a combination of fixed and Variable payments. The following options are available for receiving Annuity Payments: Life Annuity with payments guaranteed for periods of Life Only, 10, 15 or 20 years; Joint and Survivor Annuity; and Payments for a Specified Period.

The IRC may restrict or penalize certain premature distributions from Qualified Plans, and the IRC also generally requires that distributions from Qualified Plans begin by April 1 following the calendar year in which the Participant reaches age 701/2. See “Tax Consequences — Taxation of Annuity Benefits.”

Fee Tables and Example

The following tables describe the maximum fees and expenses that You may pay when buying, owning and surrendering the Certificate. The first table describes the fees and expenses that You will pay at the time that You buy the Certificate, surrender the Certificate or transfer cash value between Investment Options. State premium taxes may also be deducted. These tables assume that all fees and expenses assessed under the contract are applicable. Actual fees and expenses applicable to Your Certificate will be shown in Your Certificate.

,To determine the Certificate You own, look in the bottom left-hand corner of Your Certificate for the form number. This prospectus applies to all HMLIC Certificates with a form number of IC-456 immediately followed by any combination of 3 letters and/or numbers.

Participant Transaction Expenses:(1)

Surrender Charges(2) (as a percentage of premium payments surrendered or withdrawn, if applicable)

Percentage
Premium Year	of Premium

1	8%
2	7.5%
3	7%
4	6%
5	5%
Thereafter	0%

We guarantee that the aggregate surrender charge will never exceed 9% of Your total Net Premium.

The next table describes the maximum fees and expenses that You will pay periodically during the time that You own the Certificate, not including Underlying Fund fees and expenses.

Periodic Fees and Expenses

Annual Maintenance Fee(3)	$36
Separate Account Annual Expenses (as a percentage of average Variable Account Value) Mortality and Expense Risk Fees	1.25%
Total Separate Account Annual Expenses	1.25%

Optional Rider Charges (as a percentage of average Participant Account Value)

Guaranteed Minimum Death Benefit Rider — Step-up with Return of Premium	0.20	%(4)
Guaranteed Minimum Death Benefit Rider — Return of Premium with Interest	0.30	%(4)
Guaranteed Minimum Death Benefit Rider — Return of Premium	0.05%
Premium Bonus Rider	0.50%

For information concerning compensation paid for the sale of the Certificates, see “The Contract — Deductions and Expenses.”

The next item shows the lowest and highest total operating expenses charged by the Underlying Funds for the fiscal year ended December 31, 2009. More detail concerning each Underlying Fund’s fees and expenses is contained in the prospectus for each Underlying Fund.

(1)	Any premium taxes relating to this Certificate will be deducted from the premium or deducted in computing the Annuitized Value, when applicable. Such premium taxes and the time of deduction of those taxes will be determined by the Participant’s current place of residence. Premium taxes currently range from 0% to 1% for Certificates issued under Qualified Plans, as defined in this prospectus.

(2)	See Your Certificate for the surrender charge schedule that applies to You. In no event will the surrender charge apply after the 10th Certificate Anniversary.

(3)	We deduct a pro rata portion of this fee upon the surrender of the Certificate. We currently waive the annual maintenance fee if the Participant Account Value equals or exceeds $50,000 at the time the fee is assessed. If the Participant has multiple deferred annuity contracts or certificates with Us We will combine the values of all such contracts/certificates to determine whether the $50,000 value has been met. We sometimes issue multiple Certificates with the same first nine digits in the Certificate numbers to accommodate multiple sources of funds, such as employee versus employer, In these situations, We will deduct only one annual maintenance fee per year.

(4)	If both the Guaranteed Minimum Death Benefit Rider- Step-up with Return of Premium and the Guaranteed Minimum Death Benefit Rider-Return of Premium with Interest are selected, the total annual charge for both riders will not exceed 0.40% (on an annual basis) of Your average Participant Account Value.

Total Annual Underlying Fund Operating Expenses(1)	Lowest	Highest
(expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)%		%

The table showing the range of expenses for the Underlying Funds takes into account the expenses of the Lifecycle Funds and the Wilshire VIT Balanced Fund (“Balanced Fund”), each of which is a “fund of funds.” A “fund of funds” purchases shares of other funds (each an “Acquired Fund”). Each ‘fund of funds’ has its own set of operating expenses, as does each of the Acquired Funds in which it invests. In determining the range of Underlying Fund expenses, We have taken into account the information received from each Lifecycle Fund or the Balanced Fund on the combined actual expenses for each such “fund of funds,” which include the pro rata portion of the fees and expenses incurred indirectly by a Lifecycle Fund or Balanced Fund as a result of its investment in shares of one or more Acquired Funds. See the prospectus for the Lifecycle Funds or the Balanced Fund for a presentation of the applicable Acquired Fund fees and expenses.

Example

This Example is intended to help You compare the cost of investing in the Certificate with the cost of investing in other variable annuity contracts. These costs include Participant transaction expenses, the annual maintenance fee, Separate Account annual expenses and Underlying Fund fees and expenses. This example includes the highest cost of any combination of available riders.

The Example assumes that You invest $10,000 at Certificate issue in the Variable Account of the Certificate for the time periods indicated. The Example also assumes that Your investment has a 5% return each year, assumes the highest fees and expenses of any of the Underlying Funds as of December 31, 2009, without reflecting the impact of any Underlying Fund fee or expense waivers, and a surrender charge as described above. Although Your actual costs may be higher or lower, based on these assumptions Your costs would be:

If You surrender Your Certificate at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years

$	$	$	$

If You do NOT surrender or if You annuitize Your Certificate at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years

$	$	$	$

Please remember that the Example is simply an illustration and does not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, Your rate of return may be more or less than the 5% assumed in the Example.

(1)	The portfolio expenses used to prepare this table were provided to HMLIC by the Underlying Funds. HMLIC has not independently verified such information. The expenses shown are those for the year ended December 31, 2009. Current or future expenses may be greater or less than those shown. These numbers do not reflect any waivers currently in place. The Underlying Funds may impose a redemption fee on certain transactions and these are not reflected above. Please see “The Contract — Transaction-Market Timing” for a discussion of these fees.

Condensed Financial Information

Tables showing the Accumulation Unit Value information for each Subaccount of the Separate Account available under the Contracts are presented in “Appendix A: Condensed Financial Information” and in the Statement of Additional Information.

Financial statements of HMLIC are available with the Statement of Additional Information. A copy of the Statement of Additional Information and the financial statements may be obtained without charge by mailing a written request to HMLIC, P.O. 4657, Springfield, Illinois 62708-4657, by sending a telefascimile (FAX) transmission to (877) 832-3785, or by telephoning (800) 999-1030 (toll free).

Horace Mann Life Insurance Company,
The Fixed Account, The Separate Account and The Underlying Funds

Horace Mann Life Insurance Company

HMLIC, located at 1 Horace Mann Plaza, Springfield, Illinois 62715-0001 (Our Home Office), is an Illinois stock life insurance company organized in 1949. HMLIC is licensed to do business in 48 states and in the District of Columbia. HMLIC writes individual and group life insurance and annuity contracts on a nonparticipating basis.

HMLIC is an indirect wholly-owned subsidiary of Horace Mann Educators Corporation, a publicly-held insurance holding company traded on the NYSE.

The Fixed Account

The Fixed Account is part of HMLIC’s general account. We use general account assets to support Our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, HMLIC has sole discretion over the investment of the assets of the Fixed Account. HMLIC bears the full investment risk for all amounts contributed to the Fixed Account. HMLIC guarantees that the amounts allocated to the Fixed Account under the Certificates will be credited interest daily at an annual effective interest rate as specified in Your Certificate. We will determine any interest rate credited in excess of the guaranteed rate at Our sole discretion. The Fixed Account is made up of the General Fixed Account and any Guarantee Period Account(s) selected by the Contract Owner.

The Guarantee Period Account(s) provide a guaranteed interest rate for a specified period of time (“Guarantee Period”). Before the Annuity Date, You may allocate all or a portion of a Net Premium or transfer all or part of Your Participant Account Value into any Guarantee Period Account available under Your Certificate. Each Net Premium allocated to or amount transferred to a Guarantee Period Account will have its own Guarantee Period and interest rate that We will guarantee for the duration of the Guarantee Period. Transfers between Guarantee Period Accounts, and from a Guarantee Period Account to the General Fixed Account or the Variable Account, are subject to restrictions described in the Contract (and the Certificates thereunder). If You transfer, withdraw, surrender, or apply to an Annuity Payment option, amounts in a Guarantee Period Account before the end of its related Guarantee Period, a Market Value Adjustment may apply. A Market Value Adjustment reflects changes in the level of prevailing current interest rates since the beginning of the relevant Guarantee Period, and may be positive or negative. Any negative Market Value Adjustment amount will be waived to the extent it would decrease the Fixed Account Value below the Fixed Net Premium less any outstanding loan balance. The Market Value Adjustment is applied before any applicable surrender charges or other charges are deducted.

The Fixed Account, interests in any Guarantee Period Account, and the Market Value Adjustment, have not been registered with the Securities and Exchange Commission, and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. For additional information about the Fixed Account and the operation of the Market Value Adjustment, please see Your Certificate.

The Separate Account

On October 16, 2006 HMLIC established the Separate Account under Illinois law. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). The Separate Account and each Subaccount are administered and accounted for as a part of the business of HMLIC. However, the income, gains and losses, whether or not realized, of each Subaccount are credited to or charged against the amounts allocated to that Subaccount, in accordance with the terms of the Certificate and without regard to other income, gains or losses of the remaining Subaccounts or of HMLIC. The assets of the Separate Account may not be charged with liabilities arising out of any other business of HMLIC. All obligations arising under the Certificate, including the promise to make Annuity Payments, are general corporate obligations of HMLIC. Accordingly, all of HMLIC’s assets are available to meet its obligations and expenses under the Certificate. While HMLIC is obligated to make payments under the Certificate, the amounts of Variable Annuity Payments are not guaranteed.

The Separate Account is divided into Subaccounts. HMLIC uses the assets of each Subaccount to buy shares of a corresponding Underlying Fund based on Participant instructions.

The Underlying Funds

Each of the Underlying Funds is registered with the Securities and Exchange Commission (“SEC”) as a diversified open-end management investment company under the 1940 Act. This registration does not involve supervision of the management or investment practices or policies of the Underlying Funds by the SEC.

The Underlying Funds are listed below along with their primary investment objectives and the adviser to each Underlying Fund. There is no assurance that any of the Funds will achieve its stated objective. Detailed information on the Underlying Funds can be found in the current prospectus for each Underlying Fund. Prospectuses for the Underlying Funds should be read carefully in conjunction with this prospectus before investing. A copy of each Underlying Fund prospectus may be obtained without charge from HMLIC by calling (800) 999-1030 (toll-free), sending a telefacsimile (FAX) transmission to (877) 832-3785, or writing to

HMLIC, P.O. Box 4657, Springfield, IL 62708-4657. You also may access the prospectuses on HMLIC’s website at www.horacemann.com in the “Annuity” link. Not all Investment Options may be available to all Plans.

Name	Objective	Investment Type	Adviser
Wilshire Variable Insurance Trust 2015 ETF Fund(1)	High current income/Capital appreciation	Lifecycle	The Wilshire VIT Funds are advised by Wilshire Associates Incorporated.

Wilshire Variable Insurance Trust 2025 ETF Fund(1)	High current income/Capital appreciation	Lifecycle	The Wilshire VIT Funds are advised by Wilshire Associates Incorporated.

Wilshire Variable Insurance Trust 2035 ETF Fund(1)	High current income/Capital appreciation	Lifecycle	The Wilshire VIT Funds are advised by Wilshire Associates Incorporated.

Davis Value Portfolio	Long-term capital growth	Large value	The Davis Value Portfolio is a series of the Davis Variable Account Fund and is advised by Davis Selected Advisers, L.P.

T. Rowe Price Equity Income Portfolio VIP II	Long-term capital appreciation	Large value	The T. Rowe Price Equity Income Portfolio VIP II is advised by T. Rowe Price Associates.

Wilshire Large Company Value Portfolio (Investment Class)	Long-term capital growth	Large value	The Wilshire Target Mutual Funds are advised by Wilshire Associates Incorporated.

Dow Jones Wilshire 5000 Index Portfolio (Investment Class)	Capital growth	Large core	The Wilshire Target Mutual Funds are advised by Wilshire Associates Incorporated.

Fidelity VIP Growth & Income Portfolio SC2	Current income/capital growth	Large core	The Fidelity VIP Growth and Income Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research Co.

Fidelity VIP Index 500 Portfolio SC2	Current income/capital growth	Large core	The Fidelity VIP Index 500 Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research Co. The Fidelity VIP Index 600 is managed by Goede, a subadvisor to the fund.

Wilshire VIT Equity Fund	Long-term capital growth	Large core	This is a moderately aggressive investment. The Wilshire VIT Funds are advised by Wilshire Associates Incorporated.

AllianceBernstein VPS Large Cap Growth Portfolio	Long-term capital growth	Large growth	The AllianceBernstein Large Cap Growth Portfolio is a series of the AllianceBernstein Variable Products Series Fund and is advised by AllianceBernstein L.P.

Fidelity VIP Growth Portfolio SC2	Capital growth	Large growth	The Fidelity VIP Growth Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research Co.

Wilshire Large Company Growth Portfolio (Investment Class)	Long-term capital growth	Large growth	The Wilshire Target Mutual Funds are advised by Wilshire Associates Incorporated.

AllianceBernstein VPS Small/Mid Cap Value Portfolio	Long-term capital growth	Medium value	The Alliance Bernstein Variable Products Series Small/Mid Cap Value Portfolio is advised by AllianceBernstein L.P.

Ariel Fund®	Long-term capital appreciation	Medium value	Ariel Fund is advised by Ariel Investments, LLC.

Goldman Sachs VIT Mid Cap Value

Fidelity VIP Mid Cap Portfolio SC2	Long-term capital growth	Medium core	The Fidelity VIP Mid Cap Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research Co.

Name	Objective	Investment Type	Adviser

Rainier Small/Mid Cap Equity Portfolio	Long-term capital growth	Medium core	The Rainier Small/Mid Cap Equity Portfolio is advised by Rainier Investment Management, Inc.

Calvert VP S&P MidCap 400 Index

Delaware VIP Growth Opportunities Series — Service Class	Long-term capital growth	Medium growth	The Delaware VIP Growth Opportunities Series is advised by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirectly wholly-owned subsidiary of Delaware Management Holdings, Inc.

Putnam VT Vista Fund (IB Shares)	Capital appreciation	Medium growth	Putnam VT Vista Fund is a series of the Putnam Variable Trust and is advised by Putnam Management.

Wells Fargo Advantage VT Discovery Fund (SM)	Long-term capital appreciation	Medium growth	The Wells Fargo Advantage VT Discovery Fund (SM) is advised by Wells Fargo Funds Management, LLC.

Royce Capital Fund Small-Cap Portfolio	Long-term capital growth	Small value	The Royce Capital Fund Small-Cap Portfolio is advised by Royce & Associated, LLC.

Dreyfus Investment Portfolios: Small Cap Stock Index Portfolio — Service Shares	Long-term capital growth	Small core	The Dreyfus Investment Portfolio: Small Cap Stock Index Portfolio is advised by The Dreyfus Corporation.

Goldman Sachs VIT Structured Small Cap Equity Fund(2)	Long-term capital growth	Small core	The Goldman Sachs VIT Structured Small Cap Equity Fund is a series of the Goldman Sachs Variable Insurance Trust and is advised by Goldman Sachs Asset Management, L.P.

Lazard Retirement US Small-Mid Cap Eq Ser

Neuberger Berman Genesis Fund — Advisor Class	Capital growth	Small core	Neuberger Berman Genesis Fund — Advisor Class is advised by Neuberger Berman Management Inc. and subadvised by Neuberger Berman, LLC.

AllianceBernstein VPS Small Cap Growth Portfolio	Long-term capital growth	Small growth	The AllianceBernstein VPS Small Cap Growth Portfolio is advised by AllianceBernstein L.P.

Delaware VIP Trend Series — Service Class	Long-term capital growth	Small growth	The Delaware VIP Trend Series is advised by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirectly wholly-owned subsidiary of Delaware Management Holdings, Inc.

Wilshire VIT Small Cap Growth Fund	Long-term capital growth	Small growth	The Wilshire VIT Funds are advised by Wilshire Associates Incorporated.

Fidelity VIP Emerging Markets SC2

Fidelity VIP Overseas Portfolio SC2	Long-term capital growth	International	The Fidelity VIP Overseas Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research Co.

Wilshire VIT International Equity Fund	Long-term capital growth	International	The Wilshire VIT Funds are advised by Wilshire Associates Incorporated

Wilshire VIT Socially Responsible Fund	Long-term capital growth	Specialty	The Wilshire VIT Funds are advised by Wilshire Associates Incorporated.

Name	Objective	Investment Type	Adviser

Delaware VIP REIT Series (Service Class)	long-term total/Capital appreciation	Real estate	The Delaware VIP REIT Series is advised by Delaware Management Company, a series of Delaware Management Business Trust, which is indirectly wholly-owned subsidiary of Delaware Management Holdings, Inc.

Fidelity VIP High Income Portfolio SC2	High current income/Capital growth	Bond	The Fidelity VIP High Income Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research Co.

Fidelity VIP Investment Grade Bond Portfolio SC2	Current income	Bond	The Fidelity VIP Investment Grade Bond Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research Co.

Templeton Global Bond Fund (Adv)

Wilshire VIT Income Fund	Current income	Bond	The Wilshire VIT Funds are advised by Wilshire Associates Incorporated.

Wilshire VIT Balanced Fund	Capital growth/Current income	Balanced	The Wilshire VIT Funds are advised by Wilshire Associates Incorporated.

T. Rowe Price Prime Reserve Portfolio	Current income/Preservation of capital	Money Market	The fund invests in high-quality, short-term securities with maturities of 13 months or less. The T. Rowe Price Prime Reserve Portfolio is advised by T. Rowe Price Associates.

(1)	Each of these Underlying Funds is considered a “fund of funds”. This means that the Underlying Fund purchases shares of other funds. A fund of funds may have higher expenses than funds investing directly in debt and equity securities.

(2)	On and after May 1, 2008, Participants generally may not begin or increase premium payment allocations or make new transfers to the following Subaccount. However, if Participants were participating on that date in the dollar cost averaging program or the rebalancing program with allocations to the following Subaccount, they may continue the program(s), but may not begin or increase allocations to the following Subaccount. Additionally, if they were allocating Net Premium to the following Subaccount on that date, Participants may continue those allocations. Goldman Sachs VIT Structured Small Cap Equity Fund

The Underlying Funds may sell shares to separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the IRC. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing.

The investment objectives and policies of certain Underlying Funds are similar to the investment objectives and policies of other mutual funds that may be managed by the same investment adviser or manager. The investment results of the Underlying Funds may differ from the results of these other mutual funds. There can be no guarantee, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other mutual fund, even if the other mutual fund has the same investment adviser or manager.

Availability of Options — Some Underlying Funds may not be available through certain Plans or in some states. For example, some Underlying Funds may be unavailable in a particular state due to state law limits on total aggregate charges applicable to investment options offered.

Limit on Number of Subaccounts Selected — HMLIC reserves the right to limit the number of Investment Options selected at one time during the accumulation phase or the annuitization phase of Your Certificate.

Selection of Underlying Funds — We select the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualifications of each investment firm. Another factor We consider during the selection process is whether the Underlying Fund, its adviser or sub-adviser or an affiliate will make payments to Us or Our affiliates. (For additional information on these arrangements, see “Payments We Receive.”) We review the Underlying Funds periodically and may remove an Underlying Fund or limit its availability for new Net Premium and/or transfers of Participant Account Value if We determine that the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from Participants. We do not provide investment advice and do not recommend or endorse any particular Underlying Fund. The Plan will determine which Investment Options are available for its Participants. You bear the risk of any decline in Your Variable Account Value resulting from the performance of the Underlying Funds You have chosen.

Separate Account Pricing Agreement — Effective April 15, 2005 HMLIC entered into an agreement with State Street Bank and Trust Company (“State Street”), a national banking association located at 801 Pennsylvania Avenue, Kansas City, MO 64105, to calculate the daily Accumulation Unit Value for each Subaccount and to maintain certain required accounting records.

Payments We Receive — As described above, an Underlying Fund or an investment advisor or a sub-advisor of an Underlying Fund (or its affiliates) may make payments to Us and/or certain of Our affiliates. For certain Underlying Funds, some or all of such payments may be made from 12b- 1 fees or service fees that are deducted from the Underlying Fund assets. In a “fund of funds” situation, We and/or certain of Our affiliates may receive 12b-1 fees on assets in the funds within the fund of funds. In such cases, We (and Our affiliates) do not also receive 12b-1 fees from the fund of funds for those same assets. Other payments may be derived, in whole or in part, from the advisory fee deducted from Underlying Fund assets. Plan Participants, through their indirect investment in the Underlying Funds, bear the costs of these advisory fees (see the prospectuses for the Underlying Funds for more information). The amount of the payments We (or Our affiliates) receive generally is based on a percentage of assets of the Underlying Fund attributable to the Certificates and certain other variable insurance products that We issue. These percentages differ and some Underlying Funds or their advisors or subadvisors (or their affiliates) may pay Us more than others. These percentages currently range up to 0.50%.

In addition, We receive payments from Wilshire Associates Incorporated, as a result of our involvement in developing and launching the Wilshire Variable Insurance Trust Lifecycle Funds (“Lifecycle Funds”). These payments are derived from the advisory fees deducted from Lifecycle fund assets, which are paid by all investors in the Lifecycle Funds, including Participants who elect to allocate Net Premium or Account Value to one or more Lifecycle Funds.

Proceeds from certain of these payments may be used for any corporate purpose, including payment of expenses that We and/or Our affiliates incur in promoting, marketing and administering the Contracts (and the Certificates thereunder), and that We, in the role of intermediary, incur in promoting, marketing and administering the Underlying Funds. We and Our affiliates may profit from these payments.

Addition, Deletion, or Substitution of Underlying Funds — We do not guarantee that each Underlying Fund will always be available for investment through the Contract or the Certificates thereunder. We reserve the right, subject to compliance with applicable law, to add new underlying funds or classes of underlying funds, close existing Underlying Funds or classes of Underlying Funds, or substitute shares of a different underlying fund for Underlying Fund shares that are held by a Subaccount. New or substitute underlying funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to Your interest in a Subaccount without notice to You and prior approval of the SEC and any state governmental agency, to the extent required by the 1940 Act or other applicable law.

We also may establish or add new Subaccounts, remove existing Subaccounts, or combine Subaccounts. We also reserve the right to deregister the Separate Account, or to operate the Separate Account in another form permitted by law.

Voting Rights — We are the legal owner of the Underlying Fund shares held in the Separate Account and have the right to vote on all matters submitted to Underlying Fund shareholders. Nevertheless, unless otherwise restricted by the Plan under which a Certificate is issued, each Participant has the right to instruct HMLIC with respect to voting his or her interest in the shares of the Underlying Funds held by the Separate Account at all shareholder meetings.

Participants will receive various materials, such as proxy materials and voting instruction forms, that relate to voting Underlying Fund shares. The number of votes that a Participant may cast is based on the number of Accumulation Units or Annuity Units owned as of the record date of the shareholder meeting.

We will vote all of the shares We own, including those for which We have received no instructions and those attributable to investment by HMLIC, in proportion to the vote by Participants who have Separate Account units, as long as such action is required by law. Therefore, the outcome of the vote could be decided by a few Participants who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, We may elect to vote Underlying Fund shares in Our own right. If required by state insurance officials, or if permitted under federal regulations, We may disregard certain Participant voting instructions under certain circumstances.

The Contract

Who owns the money accumulated under the Contract?

Under the Contract, We may establish one or more accounts for You. Generally, We establish a Certificate Account to receive salary reduction and rollover amounts and a Contract Account to receive employer contributions. You have the right to the value of Your Certificate Account and any Contract Account established on Your behalf.

Participants’ Rights

The Contract and the Certificates thereunder will be issued under a Qualified Plan, as defined in this prospectus, and are subject to certain tax restrictions. See “Tax Consequences.”

To participate in a Qualified Plan, the Participant may be required to forego certain rights granted by the Certificate and should refer to the provisions of his or her Certificate, the provisions of the Plan Document and/or applicable provisions of the IRC.

Unless otherwise provided by law, and subject to the terms of any governing Plan Document, or to the rights of any irrevocable beneficiary, the Participant may exercise all privileges of ownership, as defined in the Certificate. These privileges include the right during the period specified in the Certificate to change the beneficiary, and to agree to a modification of the Certificate terms. When multiple Certificates with the same first nine digits in the Certificate numbers are issued to accommodate multiple sources of funds, such as employee versus employer, beneficiaries must be consistent for all such Certificates issued, and the death benefit will be determined as the aggregate death benefit for all such Certificates issued. No designation or change in designation of a beneficiary will take effect unless We receive written request therefor at Our Home Office. The request will take effect as of the date We receive it, subject to payment or other action taken by Us before Your request was received. An assignment of ownership of a Certificate issued under a Qualified Plan is generally prohibited.

Purchasing a Certificate

To purchase a Certificate, You must complete an enrollment form bearing all requested signatures and a suitability form. For 457(b) and 401 Plans the employer will purchase the Certificate on behalf of the employee/ Participant, but the Participant will still be required to complete an enrollment form and suitability form.

Enrollment forms are to be sent to Our Home Office. If the appropriate broker-dealer has approved the suitability of the sale, Your enrollment form is complete and Your initial premium payment has been received at Our Home Office, We will issue Your Certificate within two business days of receipt, and credit Your initial Net Premium to Your Certificate. We deem receipt to occur on a Valuation Date if We receive Your properly completed enrollment form and premium payment at Our Home Office before 3:00 p.m. Central Time. If received after 3:00 p.m. Central Time, We deem receipt to occur on the following Valuation Date.

If an incomplete enrollment form is received, HMLIC will promptly request additional information needed to process the enrollment form. Any initial premium payment received by HMLIC will be will be held in a suspense account, without interest, for a period not exceeding five business days unless otherwise directed by the Participant. If the necessary information is not received within these five business days HMLIC will return any initial premium payment received by HMLIC, unless otherwise directed by the Participant.

Although We do not anticipate delays in Our receipt and processing of enrollment forms or premium payments, We may experience such delays to the extent agents fail to forward enrollment forms and premium payments to Our Home Office on a timely basis.

Canceling the Certificate

You have the right to cancel the Certificate for any reason within 30 days after You receive the Certificate. To cancel a Certificate, You must provide written notice of cancellation and return the Certificate to Us at Our Home Office, or to the agent who sold it, within this “free look period.” HMLIC will refund the greater of: (1) the premium payments made for the Certificate, less any withdrawals and any outstanding loan balance; or (2) the Participant Account Value minus any applicable premium bonus as of the date the returned Certificate was received. We will pay the refund within 10 calendar days after We receive the Certificate. Upon return of the Certificate, it will be deemed void.

Premium Payments

Amount and Frequency of Premium Payments — Net Premium allocated to the Separate Account will be applied at the applicable Accumulation Unit Value next determined following receipt in good form. Any Net Premium received and considered to be in good form will be credited on the Valuation Date of receipt. We deem receipt to occur on a Valuation Date if We receive premium at Our Home Office before 3:00 p.m. Central Time on that day. If received after 3:00 p.m. Central Time, We deem receipt to occur on the following Valuation Date. HMLIC pays a premium bonus under Certificates to which the premium bonus rider is attached. See “Charges for Optional Riders — Premium Bonus Rider”, below.

The IRC limits the amounts that may be contributed to Qualified Plans. See “Tax Consequences — Participants — Contribution Limitations and General Requirements Applicable to Qualified Plans.”

Allocation of Net Premium — When You complete Your enrollment form, You will give Us instructions on how to allocate Your Net Premium among the Investment Options. The amount You direct to a particular Investment Option must be in whole number percentages from 5% to 100% of the Net Premium. If You make additional premium payments, We will allocate the Net Premium in the same manner as Your initial Net Premium unless You change the allocation percentages. A request to change the allocation of premium payments will be effective on the Valuation Date of receipt of the request by HMLIC’s Home Office unless a future date is requested. The Participant may request a change of allocation at any time.

Accumulation Units and Accumulation Unit Value — Net Premium allocated to the Separate Account is credited on the basis of Accumulation Unit Value. The number of Accumulation Units purchased by Net Premium is determined by dividing the dollar amount credited to each Subaccount by the applicable Accumulation Unit Value next determined following receipt of the payment at

Our Home Office. The value of an Accumulation Unit is affected by the investment experience of the Underlying Fund, operating expenses of the Underlying Fund and the deduction of certain charges under the Certificate.

Accumulation Units are valued on each Valuation Date. If We receive Your premium payment before 3:00 p.m. Central Time (or before the close of the New York Stock Exchange, if earlier), We will process the order using the applicable Subaccount Accumulation Unit Value determined at the close of that Valuation Date. If We receive Your premium payment at or after 3:00 p.m. Central Time (at or after the close of the New York Stock Exchange, if earlier), We will process the order using the applicable Subaccount Accumulation Unit Value determined at the close of the next Valuation Date.

The Accumulation Unit Value of a Subaccount for any Valuation Period is equal to:

•	the net asset value of the corresponding Underlying Fund attributable to the Accumulation Units at the end of the Valuation Period;
•	plus the amount of any income or capital gain distributions made by the Underlying Fund during the Valuation Period;

•	minus the dollar amount of the mortality and expense risk fee and applicable rider charges We deduct for each day in the Valuation Period;

•	divided by the total number of Accumulation Units outstanding at the end of the Valuation Period.

Transactions

The information in this section of the prospectus sets forth specific information and documentation that must be received by Us at Our Home Office in order to process requests for certain types of transactions. In addition to the specific requirements set forth below, Your instructions must be sufficiently clear so that We do not need to exercise any discretion to follow such instructions; and We must receive all of the information and supporting legal documentation We require in order to effect the transaction.

Transfers — Subject to certain restrictions, You may transfer amounts from one Subaccount to another, and to and from the Fixed Account of the Certificate, at any time before the Annuity Date. We reserve the right to limit transfers from the General Fixed Account before the Annuity Date as follows:

•	No more than 25% of the General Fixed Account value can be transferred to one or more Guarantee Period Accounts or Subaccounts during a 365 day period.
•	If a request to transfer the total General Fixed Account value to one or more Guarantee Period Accounts or Subaccounts is received, the General Fixed Account value will be transferred over a four-year period. No more than 25% of the amount will be transferred in any year prior to the year of the final transfer.

Transfers from the Guarantee Period Accounts may be subject to a Market Value Adjustment. See Your Certificate for details.

We may not accept or We may defer transfers at any time that We are unable to purchase or redeem shares of an Underlying Fund. We reserve the right to terminate the transfer privilege at any time for all Participants. We also reserve the right to restrict or terminate the transfer privilege for any specific Participant if in Our opinion We determine the Participant to be using the Certificate for the purposes of market timing or for any other purpose that We, in Our sole discretion, determine to be potentially detrimental to other shareholders of an Underlying Fund. See the “Market Timing” section below.

You may transfer value from one existing Investment Option into other Investment Options. We reserve the right to limit the number of Investment Options you can choose to transfer into. The minimum amount that can be transferred is $100 or the entire dollar value of the Investment Option, whichever is less. A transfer may not leave an Investment Option with a balance of less than $100.

A Participant may elect to transfer funds between Subaccounts and the Fixed Account by submitting a written request to Us at P.O. Box 4657, Springfield, IL 62708-4657, by sending a telefacsimile (FAX) transmission request to (877) 832-3785, by telephoning (800) 999-1030 (toll-free), or by accessing Our website at www.horacemann.com and looking in the “Account Access” section.

Caution: Telephone and computer systems may not always be available. Any telephone or computer systems, whether Yours, Your service provider’s, Your agent’s, or Our’s, can experience outages or slowdowns for a variety of reasons. These outages may delay or prevent Our processing of Your transaction request. If You experience technical difficulties or problems, You should make Your transaction request in writing to Our Home Office. You also should protect Your validating information, because self-service options will be available to anyone who provides Your validating information. We will not be able to verify that the person providing electronic transfer instructions via automated telephone or online systems and providing validating information is You or is authorized by You.

Depending on the means used to request a transfer, the request must: (1) be signed by the Participant or, for telephone and website transactions, accompanied by validating information, (2) include the name of the Participant and the Certificate number, and (3) specifically state the dollar amount, a whole percentage, or the number of Accumulation Units to be transferred. The request also must specify the Investment Options from which and to which the transfer is to be made. Transfers are effective on the Valuation Date of receipt of the request (in a form acceptable to Us) at Our Home Office unless a future date is requested. See “Other Information — Forms Availability.”

On and after May 1, 2008, no new transfers are allowed to the following Subaccount:

Goldman Sachs VIT Structured Small Cap Equity Fund

Dollar Cost Averaging — Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market cycles. Dollar cost averaging transfers are completed by periodically transferring equal amounts of money. You may preschedule a series of transfers between Investment Options to take advantage of dollar cost averaging. You may select from a 3-month, 6-month or 12-month period to complete the dollar cost averaging program. HMLIC reserves the right to limit the number of Investment Options and which Investment Options are available for the dollar cost averaging program. You may request dollar cost averaging by submitting a written request to Us at P.O. Box 4657, Springfield, IL 62708-4657, by sending a telefacsimile (FAX) transmission request to (877) 832-3785, or by telephoning (800) 999-1030 (toll-free) This option is only available before the Annuity Date.

The transfers will begin on the Valuation Date of receipt of the request in HMLIC’s Home Office and will continue on this day each month until the program is completed. If the original request is received on the 29th, 30th or 31st of the month, all subsequent transfers will be processed as of the 28th of the month. If You should decide to cancel an existing dollar cost averaging program, You must notify HMLIC’s Home Office either by writing to P. O. Box 4657 Springfield, IL 62708-4657, by calling (800) 999-1030 (toll-free), or by telefacsimile (FAX) transmission to (877) 832-3785.

Because the values of the Subaccounts from which the transfers may occur may decrease over time, the dollar cost averaging program may conclude earlier than scheduled. In addition, the last dollar cost averaging transfer may be for less than all prior transfers. Finally, the value of a Subaccount may increase and result in a balance remaining at the end of the period selected.

All requests must identify the Participant’s name and Certificate number, specify the Investment Options to be utilized and the amounts to be taken from each, and include proper authorization, such as a signature on a form or validating information if using the telephone.

On and after May 1, 2008, no new dollar cost averaging programs are allowed to start to the following Subaccount:

Goldman Sachs VIT Structured Small Cap Equity Fund

Rebalancing — Rebalancing is the periodic adjusting of Investment Option balances to maintain a pre-established asset allocation strategy. You may request a rebalancing of Your Participant Account Value either once or on a periodic basis.

For periodic rebalancing requests, You may select from a quarterly, semiannual or annual period. Rebalancing is continuous for the period(s) selected unless changed or discontinued by the Participant. HMLIC reserves the right to limit the number of Investment Options and which Investment Options are available for the rebalancing program.

HMLIC also reserves the right to require a minimum account value of no greater than $5,000 before a request for rebalancing is accepted. You may request rebalancing by submitting a written request to Horace Mann Life Insurance Company at P.O. Box 4657, Springfield, IL 62708-4657, by sending a telefacsimile (FAX) transmission request to (877) 832-3785, or by telephoning (800) 999-1030 (toll-free). This option is only available before the Annuity Date.

Rebalancing will begin on the Valuation Date of receipt of the request in Our Home Office. For periodic rebalancing requests, subsequent rebalancing of Your Participant Account Value will continue to occur on the same calendar day of each scheduled month. If the original request is received on the 29th, 30th or 31st of the month, all subsequent rebalancing of Your Participant Account Value will be processed as of the 28th of the month. If You should decide to cancel an existing rebalancing program, You must notify Our Home Office either by submitting a written request to Us at P.O. Box 4657, Springfield, IL 62708-4657, by calling (800) 999-1030 (toll-free), or by telefacsimile (FAX) transmission to (877) 832-3785.

All requests must identify the Participant’s name and Certificate number, specify the Investment Options and the percentage to be maintained in each option, and include proper authorization, such as a signature on a form or validating information if using the telephone.

On and after May 1, 2008, no new rebalancing programs are allowed to start to the following Subaccount:

Goldman Sachs VIT Structured Small Cap Equity Fund

Changes to Premium Allocations — A Participant may elect to change the allocation of future Net Premium at any time by mailing a written request to HMLIC at P.O. Box 4657, Springfield, Illinois 62708-4657, by calling (800) 999-1030 (toll-free), by telefacsimile (FAX) transmission to (877) 832-3785, or by accessing Our website at www.horacemann.com and looking in the “Account Access” section. Depending on the means used to request a change, the request must: (1) be signed by the Participant or, for telephone and website transactions, accompanied by validating information, (2) include the Participant’s name and Certificate number, and (3) specify the new allocation percentage for each Investment Option (in whole percentages). Allocations made to the

Investment Options must total 100%. HMLIC reserves the right to restrict the minimum Net Premium amount allocated to any Investment Option in any given Certificate Year to $100. Changes in allocation instructions are effective on the Valuation Date of receipt of the request by Our Home Office unless You specify a later date. See “Other Information — Forms Availability.”

On and after May 1, 2008, existing Participants are not allowed to begin or increase allocations to the following Subaccount:

Goldman Sachs VIT Structured Small Cap Equity Fund

Market Timing — The Certificates and the Subaccounts are not designed for ‘market timing’ through frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. HMLIC discourages and does not accommodate frequent transfers among the Subaccounts or between the Subaccounts and the Fixed Account. Trading strategies that seek to benefit from short-term price fluctuations or price irregularities cause disruption to the Underlying Funds’ investment strategies, with potential resulting harm to performance and increased trading costs or Underlying Fund expenses, and are thereby potentially harmful to Underlying Fund shareholders, generally and Participants and their Certificate performance, more specifically.

If We determine, in Our sole discretion, that Your transfer patterns among the Subaccounts reflect a market timing strategy, We will take action to protect the other Participants. In making these determinations, We may consider the combined transfer activity of Certificates that We believe are under common ownership, control or direction. HMLIC does not include transfers made pursuant to dollar cost averaging or rebalancing when considering whether to take action. HMLIC applies its market timing policies and procedures uniformly to all Participants of Contracts offered under this prospectus.

Such action will include requiring future transfer requests under the Certificate to be submitted with an original signature via U.S. Mail for a finite period of time or for the duration of the Certificate. If this restriction is imposed, We will reverse within one business day any transaction inadvertently processed that is not in compliance with the restriction. You will receive written confirmation of any such reversal.

If HMLIC determines that You are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to other Participants, it will notify You in writing of any restrictions.

The detection and deterrence of market timing involves judgments that are inherently subjective. Our ability to detect such activity may be limited by operational and technological systems, as well as Our ability to predict strategies employed by others to avoid detection. Accordingly, there is no assurance that We will deter all market timing activity. Therefore, Participants may be subject to the risks described above.

The Underlying Funds may have their own policies and procedures with respect to frequent purchases and redemptions of their shares, which are described in the Underlying Fund prospectuses. For example, Underlying Funds may assess a redemption fee (which We reserve the right to collect) on shares held for a relatively short period of time. Such policies and procedures may be more or less restrictive than HMLIC’s policies and procedures. As a result, We may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. However, We reserve the right to defer or restrict transfers at any time that We are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions as a result of the frequent trading policies and procedures of the Underlying Funds. HMLIC also reserves the right to administer redemption fees imposed by one or more of the Underlying Funds. The prospectuses of the Underlying Funds include more details on the ability of the Underlying Funds to refuse or restrict purchases or redemptions of their shares.

Participants should be aware that We are required to provide to an Underlying Fund, promptly upon request, certain information about the trading activity of individual Participants, and to restrict or prohibit further purchases or transfers by specific Participants identified by the Underlying Fund as violating the frequent trading policies established for that Underlying Fund.

Surrender or Withdrawal Before Commencement of Annuity Period  — Participant Account Value may only be withdrawn from Section 403(b) contracts, 457(b) contracts or 401 contracts under certain circumstances. (See “Tax Consequences.”) However, if not restricted by the IRC or applicable Plan under which the Certificate is issued, You may surrender the Certificate or withdraw part of Your Participant Account Value for cash before Annuity Payments begin. Any partial withdrawal is subject to a $100 minimum and may not reduce the Participant’s interest in an Investment Option to less than $100.

The surrender or partial withdrawal of Variable Account Value (rollover, exchange, etc.) is determined on the basis of the Accumulation Unit Value next computed following the receipt of a valid request for surrender or partial withdrawal in Our Home Office unless a future date is requested. A surrender or partial withdrawal may result in adverse federal income tax consequences to the Participant. These consequences include current taxation of payments received, and may include penalty taxes resulting from premature distribution. (See “Tax Consequences.”)

A Participant eligible to surrender or request a partial withdrawal may elect to do so by submitting a signed HMLIC form to HMLIC at Our Home Office at P. O. Box 4657, Springfield, Illinois 62708-4657. The kind of HMLIC form to be used will depend on whether any proceeds from the withdrawal/surrender are to be sent to any party other than the Participant. A Participant may request a HMLIC withdrawal/ surrender form by writing to P.O. Box 4657, Springfield, Illinois 62708-4657, calling 800-999-1030 or by accessing Our secure website at www.horacemann.com. Depending on the volume of transaction requests received at Our

Home Office, We may take up to 5 business days following Our receipt of a request for a withdrawal/surrender form to mail the form. Telefacsimile (FAX) transmissions and photocopies of the withdrawal /surrender request will be accepted only if all withdrawal /surrender proceeds are to be sent to the Participant and the request, if sent by FAX, is sent to (877) 832-3785. Telefacsimile (FAX) transmissions and photocopies of the withdrawal /surrender request will not be accepted if any proceeds of the withdrawal /surrender are not to be sent to the Participant. See “Tax Consequences” and “Other Information — Forms Availability.” Additional forms or requirements may be imposed by the employer.

Withdrawals and surrenders will be processed either on a Valuation Date specified by You in a request, provided the date specified occurs on or after receipt of the request at Our Home Office, or on the Valuation Date of such receipt. For Your protection, We will send a confirmation letter on all address changes. If You have requested an address change within 15 days prior to Your surrender or withdrawal request, We will hold Your request until We have acquired confirmation of the correct address. Upon receipt of Your confirmation of the address, We will consider the surrender or withdrawal request to be received in good form.

We may apply a surrender charge based on the Premium Year of each premium payment. We make withdrawals from Your Participant Account Value in the following order:

1.	from the premium payment paid on a first in first out basis; then

2.	from Variable Account earnings, any Fixed Account interest and any premium bonuses paid.

Premium bonuses (if applicable) and any earnings thereon are treated as earnings under a Certificate for purposes of the surrender charge. We do not assess a surrender charge on Certificate earnings.

If a withdrawal or surrender is taken from a Guarantee Period Account, a Market Value Adjustment may also be applied. See Your Certificate for specific details.

Under conditions set forth in the Contract (and Your Certificate), We may waive any applicable surrender charges and any Market Value Adjustment on withdrawals or surrenders of cumulative amounts of premium payments received for Your Certificate and not assumed to have been withdrawn previously. When a withdrawal occurs for which surrender charges are waived, no premium payment is assumed to have been withdrawn. Once a premium payment is assumed to be withdrawn for surrender charge purposes, it will not be assumed to be withdrawn for any subsequent withdrawal or surrender. Surrender charges on all premium payments cease on the Certificate Anniversary stated in Your Certificate. See Your Certificate for the specific details.

The applicable surrender charge will be deducted from the amount withdrawn and the balance will be paid to You. For example, given a single premium payment of $10,000 to the Variable Account and a 5% surrender charge, a request to withdraw $3,000 will result in a surrender charge of $3,000 × 5% = $150, which will be deducted from the withdrawal and the balance of $2,850 would be paid to You. Withdrawals are assumed to be from premium first, so the entire withdrawal would be assumed to be from the premium. Any taxes withheld will reduce the dollar amount of the distribution received. When You wish to receive a certain amount after the deduction of any surrender charges or applicable taxes, this is called a net withdrawal. We will determine what the total withdrawal and applicable charges would be to result in a desired net withdrawal when possible. In order for You to receive a net withdrawal of $3,000 in this example, We would need to withdraw $3,158 from Your account raising the surrender charge to $3,158 × 5% = $158 with the balance of $3,000 paid to You.

The surrender charge is assessed on the basis of the premium payments surrendered or withdrawn and will never exceed 9% of Your total Net Premium during the lifetime of the Certificate as required by SEC regulations, because the maximum surrender charge as determined by HMLIC is guaranteed not to exceed 8%.

If premium taxes are deducted before surrender or withdrawal, any reduction of HMLIC’s premium tax liability resulting from the surrender or withdrawal will be to HMLIC’s benefit.

If You request a withdrawal for hardship purposes from Your 403(b) Certificate or from Your employer’s 401(k) plan using the safe harbor regulations of the IRC, You will be suspended from making contributions to this and all other retirement plans of Your employer for six months (or an additional period of time as may be provided in Your employer’s Plan Document). You should consult with Your Plan administrator for further guidance before making a hardship withdrawal. After the six-month period (or other applicable period) is completed, You may resume making contributions.

Payments We Make — HMLIC ordinarily completes a transaction within seven calendar days after receipt of a request in good form to transfer, surrender, partially withdraw or commence Annuity Payments. The value of a Certificate is determined as of the Valuation Date on which a valid transaction request is received. However, determination of Participant Account Value and processing the transaction may be deferred for: (1) any period during which the NYSE is closed for other than customary weekend or holiday closings, or during which trading on the NYSE is restricted by the Securities and Exchange Commission(“SEC”); (2) any period when the SEC determines that an emergency exists that makes it not reasonably practical to sell securities or to fairly determine Accumulation Unit Values or Annuity Unit Values; or (3) any other period designated by the SEC to protect persons with interests in the Separate Account.

We reserve the right to defer payment of amounts from the Fixed Account for up to six months after receipt of Your written request, but only after We have made a written request and received written approval of the insurance department of the state in which the Contract Owner is located. We will pay interest from the date of receipt of Your written request on any payment deferred for 30 days or more at the applicable interest rate.

If You have submitted a check or draft to Our Home Office, We have the right to defer payment of surrenders, withdrawals, death benefit proceeds, or payments under a settlement option until the check or draft has been honored.

If mandated under applicable law, We may be required to reject a premium payment and/or block a Participant’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans (if applicable), or death benefits until instructions are received from the appropriate regulators. We also may be required to provide additional information about a Participant or a Participant ’s Account to governmental regulators.

Confirmations — HMLIC mails written confirmations of premium payments to Participants on a quarterly basis within five business days following the end of each calendar quarter. Written confirmations of transfers, changes in allocations, withdrawals and surrenders are mailed to Participants within seven calendar days of the date the transaction occurred.

If a Participant believes that the confirmation statement contains an error, the Participant should notify HMLIC as soon as possible after receipt of the confirmation statement. Notice may be provided by writing to HMLIC, P. O. Box 4657, Springfield, Illinois 62708-4657, by sending a telefacsimile (FAX) transmission to (877) 832-3785, or by telephoning (800) 999-1030 (toll free).

Deductions and Expenses

We make certain charges and deductions under the Certificates. These charges and deductions compensate Us for: services and benefits We provide; costs and expenses We incur; and risks We assume. The fees and charges deducted under the Certificate may result in a profit to Us.

Services and Benefits We Provide:

•	the death benefit, and cash benefits under the Certificates
•	Investment Options, including Net Premium allocations
•	administration of elective options
•	the distribution of reports to Contract Owners and Participants
•	Annuity Payment options

Costs and Expenses We Incur:

•	costs associated with processing applications and enrollment forms and with issuing and administering the Contracts and Certificates

•	overhead and other expenses for providing services and benefits, sales and marketing expenses, including compensation paid in connection with the sale of the Contracts and the Certificates thereunder. Sales commissions range from 1% to 6% of the premium payments received

•	other costs of doing business, such as collecting premium payments, maintaining records, effecting transactions, and paying federal, state and local premium, and other taxes and fees

Risks We Assume:

•	that the costs of providing the services and benefits under the Contracts and Certificates exceed the charges We deduct

Waiver, Reduction or Elimination of Deductions and Expenses — We may reduce, waive or eliminate any of the deductions or expenses for the Contract and Certificates under a particular Plan. Any such reduction will reflect the differences We expect in distribution costs or services meant to be defrayed by such charges. Factors We consider for a reduction, waiver or elimination of deductions or expenses include, but are not limited to, the following:

•	The number of Participants under the Plan;

•	The type and nature of the group to which a Contract is issued;

•	The expected level of assets and/or cash flow under the Plan;

•	Our agents’ involvement in sales activities;

•	Our sales-related expenses;

•	Distribution provisions under the Plan;

•	The Plan’s purchase of one or more other variable annuity contracts from Us and the features of those contracts;

•	The level of employer involvement in determining eligibility for distributions under the Certificates;

•	Our assessment of the financial risk to Us relating to withdrawals;

•	Whether the Contract results from the exchange of another contract issued by Us to the sponsor of the Plan; and

•	Features of the Plan.

We will not reduce, waive or eliminate any deduction or expense in a manner that is unfairly discriminatory against any person.

We may also apply different deduction and expense provisions in Contracts issued to certain employer groups or associations that have negotiated the Contract terms on behalf of their employees. We will offer any resulting deduction or expense uniformly to all employees in the group.

All charges, deductions and expenses applicable to Your Certificate will be stated in Your Certificate.

Premium Taxes — Certain state and local governments levy a premium tax, currently between 0 and 1%. We will deduct any premium taxes relating to the Certificates from the premium or from the Annuitized Value, when applicable. The amount of such premium taxes, if any, and the time of deduction of those taxes will be determined by the Participant’s current place of residence.

Surrender Charges — If You make a withdrawal or surrender under the Certificate, HMLIC will assess a charge to compensate it for the cost of selling the Certificate.

The surrender charge will never be greater than the schedule below:

Percentage
Premium Year	of Premium

1	8%
2	7.5%
3	7%
4	6%
5	5%
Thereafter	0%

In no event will the surrender charge apply after the 10th Certificate Anniversary.

Withdrawals may not be made from Section 403(b), 457(b), and certain Section 401(a) Certificates, except under certain circumstances. (See “Tax Consequences.”) However, if not restricted by the IRC or applicable Plan under which the Certificate is issued, a Participant may surrender the Certificate in whole or withdraw a portion of the Participant Account Value for cash before Annuity Payments begin.

In some situations, You may make a withdrawal with no Surrender Charge. Please see Your Certificate for further details. For further information regarding surrender or withdrawals see “The Contract-Transactions-Surrender or Withdrawal Before Commencement of Annuity Period.”

Annual Maintenance Fee — We will deduct an annual maintenance fee of no more than $36 from each Certificate on each Certificate Anniversary. This fee will be waived if the Participant Account Value equals or exceeds $50,000 at the time the fee is assessed. We will deduct a proportionate amount of the annual maintenance fee upon the surrender of a Certificate. If the Participant has multiple deferred annuity contracts or certificates with Us, We will combine the values of all such contracts/certificates to determine whether the $50,000 value has been met. We sometimes issue multiple Certificates with the same first nine digits in the Certificate numbers to accommodate multiple sources of funds, such as employee versus employer. In these situations, We will deduct only one annual maintenance fee per year.

The annual maintenance fee ceases when You apply the Annuitized Value to an Annuity Payment option. The annual maintenance fee is intended to reimburse HMLIC for actual expenses incurred in administering the Certificates. We do not expect to profit from such fee and assume the risk that this annual maintenance fee may be insufficient to cover the actual costs of administering the Certificates.

Mortality and Expense Risk Fee (“M&E Fee”) — For assuming mortality and expense risk, We apply an asset charge to the Subaccounts for the life of the Certificate. This fee may not exceed the annual rate of 1.25% of the daily net assets of the Separate Account (0.45% for mortality risk, and 0.80% for expense risk; these may vary from time to time); however, We reserve the right to change the fee (subject to the 1.25% ceiling) in the future. The fee is computed on a daily basis.

If this charge, combined with any other charges under the Group Contract and the Certificates thereunder, does not cover Our total costs for services rendered and expenses incurred, We absorb the loss. Conversely, if the fees and charges more than cover Our actual costs, the excess is added to Our surplus.

Charges for Optional Riders

Guaranteed Minimum Death Benefit Rider — Step-up with Return of Premium — If this rider is selected, You will pay a charge not to exceed 0.20%* annually of Your average Participant Account Value. We will deduct any Variable Account charge for this rider from the Variable Account as a percentage of Your average Variable Account Value. We will deduct any Fixed Account charge for this rider from any applicable premium bonus, any interest We pay on the premium bonus, and any interest We may pay in excess of the Fixed Account guaranteed interest with respect to any other amount held in the Fixed Account. We will compute any charge for the Fixed Account and the Variable Account on a daily basis. The charge for this rider will continue until You apply the Annuitized Value to an Annuity Payment option.

Guaranteed Minimum Death Benefit Rider — Return of Premium with Interest — If this rider is selected, You will pay a charge not to exceed 0.30%* annually of Your average Participant Account Value. We will deduct any Variable Account charge for this rider from the Variable Account as a percentage of Your average Variable Account Value. We will deduct any Fixed Account charge for this rider from any applicable premium bonus, any interest We pay on the premium bonus, and any interest We may pay in excess of the Fixed Account guaranteed interest with respect to any other amount held in the Fixed Account. We will compute any charge for the Fixed Account and the Variable Account on a daily basis. The charge for this rider will continue until You apply the Annuitized Value to an Annuity Payment option.

Guaranteed Minimum Death Benefit Rider — Return of Premium — If this rider is selected, You will pay a charge not to exceed 0.05% annually of Your average Participant Account Value. We will deduct any Variable Account charge for this rider from the Variable Account as a percentage of Your average Variable Account Value. We will deduct any Fixed Account charge for this rider from any applicable premium bonus, any interest We pay on the premium bonus, and any interest We may pay in excess of the Fixed Account guaranteed interest with respect to any other amount held in the Fixed Account. We will compute any charge for the Fixed Account and the Variable Account on a daily basis. The charge for this rider will continue until You apply the Annuitized Value to an Annuity Payment option.

*	If both the Guaranteed Minimum Death Benefit Rider — Step-up with Return of Premium and the Guaranteed Minimum Death Benefit Rider-Return of Premium with Interest are selected the total annual charge for both riders will not exceed 0.40% of Your average Participant Account Value.

Premium Bonus Rider — This option provides for a credit of a percentage of premium. We receive at Our Home Office during the period of time specified in Your Certificate. The premium bonus will never exceed 5% and will never be paid longer than 5 years. This rider will only be included or offered if negotiated by the employer and HMLIC as part of the Contract. There may be a separate charge for this rider. Even if there is no separate charge for this rider, including this bonus feature may result in a longer surrender charge period, higher surrender charges, a higher mortality and expense risk fee and/or a lower credited rate on the Fixed Account than if the rider had not been included, and this rider may be beneficial to You only if You own a Certificate for a sufficient length of time. Any separate charge for this rider will not exceed 0.50% annually of Your average Participant Account Value. We will deduct any Variable Account charge for this rider from the Variable Account as a percentage of Your average Variable Account Value. We will deduct any Fixed Account charge for this rider from any applicable premium bonus, any interest We pay on the premium bonus and any interest We may pay in excess of the Fixed Account guaranteed interest with respect to any other amount held in the Fixed Account. We will compute any charge for the Fixed Account and the Variable Account on a daily basis. The charge for this rider will continue until You apply the Annuitized Value to an Annuity Payment option.

Operating Expenses of the Underlying Funds — The deductions from and expenses paid out of the assets of the Underlying Funds are described in each Underlying Fund’s prospectus.

Death Benefit

Death Benefit Proceeds — If a Participant dies before the Annuity Date and while the Certificate is in force, We will pay a death benefit to the beneficiary/beneficiaries designated by the Participant. When multiple Certificates with the same first nine digits in the Certificate numbers are issued to accommodate multiple sources of funds, such as employee versus employer, beneficiaries must be consistent for all such Certificates issued, and the death benefit will be determined as the aggregate death benefit for all such Certificates issued. The death benefit is determined for each beneficiary as of the date Proof of the Participant’s Death is received by HMLIC from such beneficiary. Proof of Participant’s Death includes a certified death certificate or other satisfactory evidence of death, a completed claimant’s statement and any additional forms, documentation, and written payment instructions necessary to process a death benefit claim, in a form satisfactory to Us.

The beneficiary will receive the greatest of:

1.	the Participant Account Value; or

2.	the death benefit provided in any rider attached to the Certificate.

At the option of the beneficiary, We will pay all or part of the death benefit proceeds to the beneficiary under one of the Annuity Payment options described under “The Contract — Annuity Payments — Annuity Payment Options.” If the form of Annuity Payment selected requires that payment be made by HMLIC after the death of the beneficiary, payments will be made to a payee designated by the beneficiary or, if no subsequent payee has been designated, to the beneficiary’s estate.

Guaranteed Minimum Death Benefit Riders — The Contract Owner may select for all Participants in its Plan, or a Participant may elect, any of the optional death benefits described below. An additional cost is associated with each of these benefits. All of these optional benefits may not be available in all states or in all Plans.

Guaranteed Minimum Death Benefit — Return of Premium

Death Benefit under this rider — Prior to the Annuity Date, the death benefit is equal to the greatest of:

1.	the Participant Account Value; or

2.	the death benefit provided in any other rider attached to the Certificate; or

3.	the Return of Premium Death Benefit described in this rider.

Return of Premium Death Benefit — On the Certificate Date, the Return of Premium Death Benefit is equal to the initial Net Premium received. The Return of Premium Death Benefit is increased by any subsequent Net Premium received, and decreased by an adjustment for any withdrawals and an adjustment for any outstanding loan balance.

An adjustment for any withdrawal is determined by dividing the withdrawal amount by the sum of the Participant Account Value and any Loan Reserve Account Value immediately before the withdrawal and multiplying the resulting fraction by the Return of Premium Death Benefit immediately before the withdrawal. (The Loan Reserve Account Value is the amount equal to the sum of the outstanding loan principal plus any interest credited to the loan reserve account. The loan reserve account is an interest bearing account established when a loan is made.)

The Return of Premium Death Benefit will be adjusted by any outstanding loan balance at the time We receive Proof of Participant’s Death.

We will calculate the Death Benefit as of the Valuation Date We receive Proof of Participant’s Death at Our Home Office.

Rider charge — Any charge for this rider is guaranteed not to increase after the rider has been issued.

We will deduct any Variable Account charge for this rider from Your Variable Account Value and any Fixed Account charge for this rider from Your Fixed Account Value.

Rider termination — This rider cannot be terminated by the Contract Owner or the Participant after the Certificate Date. This rider terminates upon the earliest of:

a.	when the Participant applies the Annuitized Value to an Annuity Payment option; or

b.	the date the Certificate terminates as a result of surrender of the Certificate or death of the Participant; or

c.	if the Contract Owner requires that the Participant Account Value be distributed. See Your Certificate for more details.

Guaranteed Minimum Death Benefit — Step-up with Return of Premium

Death Benefit under this rider — Before the Annuity Date, the death benefit is equal to the greatest of:

1.	the Participant Account Value; or

2.	the death benefit provided in any other rider attached to the Certificate; or

3.	the Return of Premium Death Benefit described in this rider; or

4.	the Step-Up Death Benefit described in this rider.

We will calculate the death benefit as of the Valuation Date We receive Proof of Participant’s Death at Our Home Office. See Appendix B for an example of the calculation of this death benefit.

Return of Premium Death Benefit — On the Certificate Date, the Return of Premium Death Benefit is equal to the initial Net Premium received. The Return of Premium Death Benefit is increased by any subsequent Net Premium received, and decreased by an adjustment for any withdrawals and an adjustment for any outstanding loan balance.

An adjustment for any withdrawal is determined by dividing the withdrawal amount by the sum of the Participant Account Value and any Loan Reserve Account Value immediately before the withdrawal and multiplying the resulting fraction by the Return of Premium Death Benefit immediately before the withdrawal.

The Return of Premium Death Benefit will be adjusted by any outstanding loan balance at the time We receive Proof of Participant’s Death.

Step-Up Death Benefit — The Step-Up Death Benefit is based on a series of calculations of Step-Up Anniversary Value. The Step-Up Death Benefit is equal to the greatest Step-Up Anniversary Value attained from this series of calculations, adjusted by any outstanding loan balance as set forth below.

We calculate the Step-Up Anniversary Value for every Certificate Anniversary before the Participant’s attainment of age 81, including the Certificate Anniversary immediately following the Participant’s attainment of age 80 or when We receive Proof of Participant’s Death, whichever is earlier.

The Step-Up Anniversary Value for a given Certificate Anniversary is equal to the sum of the Participant Account Value and any Loan Reserve Account Value as of that Certificate Anniversary increased by any subsequent Net Premium received and decreased by any adjustments for any subsequent withdrawals. We will determine any adjustment for any subsequent withdrawal by dividing the withdrawal amount by the sum of the Participant Account Value and any Loan Reserve Account Value immediately before the withdrawal and multiplying the resulting fraction by the Step-Up Anniversary Value immediately before the withdrawal. The Step-Up Death Benefit will be adjusted by any outstanding loan balance at the time We receive at Our Home Office Proof of Participant’s Death.

Rider charge — Any charge for this rider is guaranteed not to increase after this rider has been issued.

We will deduct any Variable Account charge for this rider from Your Variable Account Value and any Fixed Account charge from Your Fixed Account Value.

Rider restrictions — We reserve the right to restrict allocations or transfers to the Fixed Account or any of the Subaccounts.

Termination of this rider — This rider cannot be terminated by the Participant or the Contract Owner after the Certificate Date. This rider terminates upon the earliest of:

a.  when the Participant applies the Annuitized Value to an Annuity Payment option under the Certificate; or

b.  the date the Certificate terminates as a result of surrender of the Certificate or death of the Participant; or

c.  if the Contract Owner requires that the Participant Account Value be distributed. See Your Certificate for more details.

Guaranteed Minimum Death Benefit — Return of Premium with Interest

Death benefit under this rider — Before the Annuity Date, the death benefit is equal to the greatest of:

1.  the Participant Account Value; or

2.  the death benefit provided in any other rider attached to the Certificate; or

3.  the Return of Premium with Interest Death Benefit described in this rider.

Return of Premium with Interest Death Benefit — On the Certificate Date, the Return of Premium with Interest Death Benefit is equal to the initial Net Premium received. The Return of Premium with Interest Death Benefit is increased by any subsequent Net Premium received, decreased by an adjustment for any withdrawals, and is accumulated at the following interest rates:

1.  5 percent prior to and upon the Certificate Anniversary immediately following the Participant’s attainment of age 80.

2.  0 percent thereafter.

An adjustment for any withdrawal is determined by dividing the withdrawal amount by the sum of the Participant Account Value and any Loan Reserve Account Value immediately before the withdrawal and multiplying the resulting fraction by the Return of Premium with Interest Death Benefit immediately before the withdrawal.

We will calculate the death benefit as of the Valuation Date We receive Proof of Participant’s Death at Our Home Office. We also will adjust the Return of Premium with Interest Death Benefit by any outstanding loan balance at that time. See “Appendix B — Guaranteed Minimum Death Benefit Examples” for an example of the calculation of this death benefit.

Maximum Return of Premium with Interest Death Benefit value — The amount of the Return of Premium with Interest Death Benefit shall not exceed an amount equal to 200 percent of Net Premium, less any adjustments for withdrawals, and less an adjustment for any outstanding loan balance as of the Valuation Date We receive Proof of Participant’s Death.

Rider charge — Any charge for this rider is guaranteed not to increase after the rider has been issued.

We will deduct any Variable Account charge for this rider from Your Variable Account Value and any Fixed Account charge from Your Fixed Account Value.

Rider restrictions — We reserve the right to restrict allocations or transfers to the Fixed Account or any of the Subaccounts.

Termination of this rider — This rider cannot be terminated by the Participant or the Contract Owner after the Certificate Date. This rider terminates upon the earliest of:

a.  when the Participant applies the Annuitized Value to an Annuity Payment option; or

b.  the date the Certificate terminates as a result of surrender of the Certificate or death of the Participant; or

c.  if the Contract Owner requires that the Participant Account Value be distributed. See Your Certificate for more details.

Annuity Payments

Qualified Plans often place certain limitations upon election of an Annuity Date. Generally, distributions under Qualified Plans must begin by April 1 following the calendar year in which the Participant reaches age 701/2. (See “Tax Consequences — Taxation of Annuity Benefits.”)

The Certificate provides for fixed or Variable Annuity Payment options or a combination of both. The Participant may elect to have Annuity Payments made under any one or more of the options described below or may elect a lump sum payment. To begin receiving Annuity Payments You must submit a properly completed request form to Our Home Office.

For Fixed Annuity Payment options We will process the request so that the Fixed Annuity Payments begin as of the date requested except for the 29th, 30th or 31st of the month. Variable Annuity Payment options can only begin on the 1st of the month. If You elect a fixed Annuity Payment option, We will transfer Your Variable Account Value to the General Fixed Account on the Valuation Date Your request is received in Our Home Office. In addition, if You elect a Variable Annuity Payment option, We will transfer Your Fixed Account Value to the Variable Account on the Valuation Date We receive Your request in Our Home Office. Your Net Premium allocation(s) will be changed to the Fixed Account or Variable Account, depending on the type of Annuity Payment option elected. Any Guarantee Period Account(s) are not available for Annuity Payments, and not all Subaccount(s) may be available for Annuity Payments. Generally, at the time an Annuity Payment option is selected, a Participant must elect whether to withhold for federal and state income taxes. (See “Other Information — Forms Availability” and “Tax Consequences.”)

In general, the longer Annuity Payments are guaranteed, the lower the amount of each payment. Fixed Annuity Payments remain level throughout the payout period, except in the case of certain joint and survivor Annuity Payment options, and are paid in monthly, quarterly, semiannual, and annual installments. Variable Annuity Payments will vary in amount and are paid only on a monthly basis. If the Annuitized Value to be applied under any one fixed or Variable Annuity Payment option is less than $2,000, or if the option chosen would provide Annuity Payments less than $20 per month at the Annuity Date, then the Participant Account Value may be paid in a lump sum.

Annuity Payment Options

The following Annuity Payment options are available on a Variable basis unless otherwise stated.

Life Annuity with Payments Guaranteed for Life Only, 10, 15, or 20 Years — Annuity Payments are made to the Participant beginning with the Annuity Date. The Annuity Payments will be based upon the number of guaranteed payments selected, and the age and sex of the Participant on the Annuity Date. Payments for this Annuity Payment option will continue as long as the Participant lives, or until all guaranteed payments have been made, whichever is later. Under the Life Annuity with Payments Guaranteed for Life Only option, it is possible that only one Annuity Payment will be made if the Participant’s death occurs before the due date of the second Annuity Payment.

Guaranteed Annuity Payments cannot extend beyond the life expectancy of the Participant, as defined by the IRC. If the Participant dies before all guaranteed Annuity Payments have been made, the remaining guaranteed Annuity Payments will be paid to the beneficiary(ies) as scheduled.

After the Annuity Date, this Annuity Payment option cannot be changed and withdrawals cannot be made.

Payments for a Specified Period — Annuity Payments are made to the Participant beginning with the Annuity Date and continue for the specified period of time as elected. The specified period can be as short as five years or as long as 30 years, so long as the payments extend beyond the 10th Certificate Anniversary. This option is available on a fixed payment basis only.

Annuity Payments cannot extend beyond the life expectancy of the Participant, as defined by the IRC. If the Participant dies before all Annuity Payments have been made, the remaining Annuity Payments will be paid to the beneficiary(ies) as scheduled.

After the Annuity Date, the Participant may change this Annuity Payment option, or withdraw a portion of or surrender the Annuitized Value applied to this option. Any change or withdrawal the Participant makes may affect any subsequent Annuity Payments and may have tax consequences. Surrender Charges and/or a Market Value Adjustment may apply. If the Participant surrenders the Annuitized Value applied to this Annuity Payment option, Annuity Payments will cease and the Certificate will terminate. Thereafter, HMLIC will be free of any liability for the terminated Certificate.

Joint And Survivor Annuity — Payments are made to the Participant beginning with the Annuity Date. The Annuity Payments will be based upon the specific survivor option selected, and the age and sex of the two Annuitants on the Annuity Date.

The available survivor options are to pay during the lifetime of the survivor (1) 50 percent, (2) two-thirds, or (3) 100 percent of the Annuity Payments paid (or the number of Annuity Units) while both Annuitants were living. Upon the death of one Annuitant, the selected survivor option percentage will be applied to determine the remaining payments during the lifetime of the survivor. Upon the death of the survivor, Annuity Payments cease. If the Participant dies while at least one Annuitant is living, the remaining Annuity Payments will be paid to the beneficiary(ies) as scheduled. After the Annuity Date, this Annuity Payment option cannot be changed and withdrawals cannot be made.

Other Payout Options — If the Participant does not wish to elect one or more of the Annuity Payment options described above, the Participant may:

a.  receive the proceeds in a lump sum less any applicable Surrender Charges and adjusted by any Market Value Adjustment, or

b.  leave the Certificate with HMLIC and receive the value under the required minimum distribution requirements of IRC Section 401(a) (9), see “Required Minimum Distributions,” or

c.  elect any other payout option that HMLIC makes available.

Amount of Fixed and Variable Annuity Payments

The Annuitized Value will be applied to purchase the Annuity Payment option You select. The Annuitized Value applied to purchase Variable Annuity Payments will be allocated to the Subaccount(s) as the Participant instructs. Any Guarantee Period Account(s) are not available for Annuity Payments, and not all Subaccount(s) may be available for Annuity Payments. The first monthly annuity payment purchased per $1,000 applied to each Subaccount under a Variable Annuity Payment option will be the same amount as the initial guaranteed monthly Annuity Payment purchased per $1,000 applied to the corresponding fixed annuity option.

Fixed Annuity Payments — Except in the case of certain joint and survivor Annuity Payment options, the amount of each fixed Annuity Payment will not change. Higher Annuity Payments may be made at the sole discretion of HMLIC.

Variable Annuity Payments — If You choose to receive Variable Annuity Payments, the dollar amount of Your payment will depend upon: (1) Your Annuitized Value that is applied to purchase Variable Annuity Payments on the Annuity Date, less any deductions We make for premium taxes; (2) the assumed interest rate for the Certificate (here, 2%); and (3) the performance of the Variable Investment Options You selected. The amount of the first monthly Variable Annuity Payment will vary with the form of Annuity Payment option selected and the age(s) and sex of the Annuitant(s).

The first monthly Variable Annuity Payment is used to calculate the number of Variable Annuity Units for each subsequent monthly Annuity Payment. The number of Variable Annuity Units remains constant over the payment period except when a joint and survivor Annuity Payment option other than the 100% option is chosen; in those cases, the number of Variable Annuity Units will be reduced upon the death of either Annuitant to the survivor percentage elected.

The amount of each monthly Annuity Payment following the first Variable Annuity Payment varies from month to month. Annuity Payments are determined each month by multiplying the Variable Annuity Units by the applicable Variable Annuity Unit Value at the date of payment.

Annuity Unit Value — The Annuity Unit Value for each Subaccount was initially established at $10.00.

•	The current Variable Annuity Unit Value is equal to the prior Variable Annuity Unit Value on the Valuation Date when Annuity Payments were last determined, multiplied by the applicable net investment factor. This factor is computed by dividing (1) the net asset value of a share of the Underlying Fund on the current Valuation Date, plus any dividends or other distributions, by (2) the net asset value of a share of the Underlying Fund on the Valuation Date of the preceding Valuation Period, and multiplying this result by the investment multiplier. The investment multiplier is one divided by the sum of one plus the assumed interest rate and the mortality and expense risk fee, adjusted to a monthly rate.

•	If the net investment factor is equal to one, then monthly payments from that Subaccount will remain level. If the net investment factor is greater than one, the monthly payments from that Subaccount will increase. Conversely, if the net investment factor is less than one, the payments from that Subaccount will decrease.

Not all Subaccount(s) may be available for Annuity Payments.

Misstatement of Age or Sex

If any age or sex has been misstated, We will pay Annuity Payments in the amount which would have been paid at the correct age and sex. We will deduct any overpayments We have made, including interest, from future payments. We will pay any under payments, including interest, in a lump sum to the Participant if living, otherwise to the beneficiary(ies). The interest rate will be equal to the guaranteed interest rate after the Annuity Date, as indicated on the Annuity Data pages of the Certificate. We may pay interest in excess of the guaranteed amount. This interest may vary from time to time and is not guaranteed.

Tax Consequences

The following discussion of federal income tax consequences is only a brief summary and is not intended as tax advice. The tax rules governing the provisions of annuity contracts and Qualified Plans are extremely complex, often difficult to comprehend and may be changed at anytime. This discussion does not address special rules, prior tax laws, or state tax laws. A Contract Owner or Participant or a prospective Contract Owner or Participant should consult a qualified and competent tax advisor before taking any action that could have tax consequences.

In addition, a Contract Owner or Participant or a prospective Contract Owner or Participant considering purchase of an annuity contract/certificate for a qualified retirement plan should understand that purchasing the Contract/Certificate as an investment vehicle for the qualified plan does not provide any additional tax advantage beyond that already available through the qualified plan.

Tax Treatment of the Company and Status of the Contracts/Certificates

Separate Account — The operations of the Separate Account form part of the operations of HMLIC and do not constitute a type of taxable entity distinct from our other operations. Under present law, no federal income tax will be payable by HMLIC on the investment income and capital gains of the Separate Account if certain conditions are met.

Diversification Requirements — The Internal Revenue Code (IRC) requires that the investments of the Separate Account be “adequately diversified” under Section 817(h) in order for the Contracts/Certificates to be treated as annuity contracts for federal income tax purposes. Provided the investments of the Underlying Funds continue to meet the diversification requirements of IRC Section 817(h), the Participant will not pay federal income tax on the investment income and capital gains under a Certificate until Annuity Payments begin or a surrender or withdrawal is made. The Separate Account intends to comply with these diversification requirements.

Contract Owner Control — In certain circumstances, owners of variable annuity contracts/certificates have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts/certificates because of their ability to direct their investments to particular subaccounts of a separate account. When this is the case, the contract/certificate owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of Our Contracts/Certificates, such as the flexibility of a Participant to allocate premium payments and transfer amounts among the investment divisions of the Separate Account, have not been explicitly addressed in published rulings. While we believe the Contracts/Certificates do not give the Participants investment control over Separate Account assets, we reserve the right to modify the Contracts/Certificates as necessary to prevent a Participant from being treated as the owner of the Separate Account assets supporting the Contract/Certificate.

Foreign Tax Credits — We may benefit from any foreign tax credits attributable to taxes paid by certain Underlying Funds to foreign jurisdictions to the extent permitted under federal law.

General Federal Income Tax Provisions

Premature Distribution Tax — In the case of a distribution from a Certificate, there may be imposed an additional tax (penalty tax) equal to ten percent of the amount treated as income. In general, however, there is no penalty tax on distributions:

•	made on or after the taxpayer reaches age 591/2;

•	made on or after the death of a Participant;

•	attributable to the taxpayer becoming disabled; or

•	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax.

Death Benefits — Amounts may be distributed from a Certificate because of the death of the Participant. Such death benefits are not life insurance benefits. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as withdrawals from the Certificate, or (ii) if distributed under a payout option, they are taxed in the same way as Annuity Payments.

Non-Natural Person — If a non-natural person (e.g., a corporation or a trust) owns a Certificate, investment earnings are generally not deferred until distributed but subject to tax each year. There are exceptions to this rule and if you are considering purchasing a Certificate on behalf of a corporation, trust, or other entity that is not a natural person you should discuss this with a tax adviser.

Contract/Certificate Transactions — A transfer or assignment of ownership of a Certificate, the designation of an Annuitant, the selection of certain maturity dates, or the exchange of a Certificate may result in certain tax consequences to You that are not discussed herein. In addition, a transfer or assignment of a Qualified Plan is generally prohibited. A Participant contemplating any such transaction should consult a tax advisor as to the tax consequences.

Withholding — Mandatory federal income tax is generally required to be withheld at the rate of 20% on eligible rollover distributions from Qualified Plans. Exceptions to this rule include: non-taxable distributions; a direct rollover or direct transfer to an eligible retirement plan; periodic payments over the Participant’s life expectancy or the joint life expectancy of the Participant and the beneficiary; periodic payments over a period of ten years or more; required minimum distributions; and hardship distributions.

For all amounts not subject to the mandatory 20% withholding, federal income tax is generally required to be withheld unless the Participant elects not to have federal income tax withheld. For periodic payments (Annuity Payments), the withholding is calculated like wage withholding. For all other payments withholding is at a rate of 10%. For periodic payments, HMLIC will notify the Participant at least annually of his or her right to revoke the election not to have federal income tax withheld. State and/or local tax withholding may also apply.

Federal Defense of Marriage Act — The right of a spouse to continue the Certificate and all Certificate provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under the federal Defense of Marriage Act, or any other applicable federal law. In addition, such individuals are not entitled to the favorable federal tax treatment accorded spouses. Under current federal law, a prospective or current Participant who has entered into or is contemplating a civil union or a same sex marriage should be aware that the rights of the spouse under the spousal continuation provisions of the Certificate will not be available to such partner or same sex marriage spouse.

Taxation of Qualified Plans

Qualified Plans (as defined in this prospectus) receive tax-favored treatment under provisions of the IRC. Purchasing an annuity Contract/Certificate as an investment vehicle for a qualified retirement plan does not provide any additional tax advantage beyond that already available through the qualified plan. In addition, Qualified Plans under IRC Sections 401, 403(b) and 457(b) are subject to the terms of the employer’s plan, which may limit rights and options otherwise available under the Contract/Certificate.

Purchase Payments — Purchase payments (contributions) made to Qualified Plans are generally not taxed at the time of the contribution. This includes salary reductions made under a salary reduction agreement and nonelective contributions made by Your employer. Further, investment earnings credited to the Participant’s account are generally not subject to tax until such amounts are distributed as defined by the IRC and the employer’s plan, if applicable. Distributions of investment earnings attributable to amounts from a designated Roth account may be tax free if certain conditions are met.

Withdrawals — If a withdrawal of a portion or all (surrender) of the value of a Qualified Plan occurs, the entire amount received will be treated as ordinary income subject to tax unless the Participant has an “investment in the contract”. The investment in the contract is the total of all contributions with the exception of those that were excludible or deductible from income at the time made and represents the portion of the Certificate already taxed. When there is an investment in the contract, the amount of the withdrawal not subject to tax is based upon the ratio of the investment in the contract to the total value immediately before the distribution.

For withdrawals from Designated Roth accounts in a 403(b) or 401(k) investment earnings will be taxed only if the amount of the distribution exceeds the investment in the contract. If the distribution is a qualified distribution, earnings are not taxed. A distribution from a Designated Roth account in a 403(b) or 401(k) contract/certificate is considered qualified if it is made more than five years after establishment of the account and made on or after the Annuitant attains age 591/2, dies or becomes disabled.

Loans, if not made within certain terms of the IRC, will be treated as distributions. Loans from Sections 401(k), 403(b) and 457(b) plans will generally not be treated as distributions if the terms require repayment within five years (except loans to acquire a home); the loans have substantially level payments over the term of the loan; the loans do not exceed $50,000 and the loans are evidenced by a legally enforceable agreement.

Annuity Payments — Annuity Payments received under a Qualified Plan will be treated as ordinary income subject to tax unless the Participant has an investment in the contract. If the Participant has an investment in the contract some portion of each Annuity Payment will be treated as ordinary income subject to tax based upon IRC Section 72 rules, the payment options selected, and age(s) of the Annuitant(s).

Annuity Payments from Designated Roth accounts in a 403(b) or 401(k) Contract/Certificate will not be taxed if they are qualified distributions as defined above.

Rollovers — A rollover (or direct rollover) is a tax-free distribution (cash or other assets) from an eligible retirement plan followed by a contribution to another eligible retirement plan. Distributions that include amounts already included in income (after-tax) can be rolled over but must occur via a direct rollover with separate accounting in the new retirement plan. A direct rollover is a transaction in which no payment or distribution of funds is made to the Participant or other payee. Distributions that are properly rolled over are not includable in income until they are ultimately paid out of the new contract/certificate. For Section 403(b), 457(b) and 401 annuities only amounts eligible for distribution can be rolled over.

Amounts under a Section 401 plan can be rolled over to another Section 401 plan, a traditional IRA, a Section 403(a) annuity, a Section 403(b) tax-deferred annuity or an eligible Section 457(b) governmental plan (provided it agrees to separate accounting).

Amounts under a Section 403(b) tax-deferred annuity can be rolled over to a traditional IRA, a Section 401 plan, a Section 403(a) annuity, a Section 403(b) tax-deferred annuity or an eligible Section 457(b) governmental plan (provided it agrees to separate accounting).

Amounts under an eligible Section 457(b) governmental plan can be rolled over to a traditional IRA, a Section 401 plan, a Section 403(a) annuity, a Section 403(b) plan, or another eligible Section 457(b) governmental plan.

A distribution from a Designated Roth account may only be rolled over to another Designated Roth account of a 403(b) or 401(k) plan or to a Roth IRA.

If the beneficiary is not the spouse, the beneficiary may make a direct rollover to an IRA or Roth IRA if from a decedent’s Roth 403(b) or Roth 401(k), which is subject to the inherited IRA minimum distribution rules.

Transfers and Exchanges — For Qualified Plans with the exception of Section 403(b) tax deferred annuities, a trustee-to-trustee or issuer-to-issuer transfer is a tax-free transfer from one Qualified Plan to a similar Qualified Plan that does not involve a distribution. Amounts that are properly transferred are not includable in income until they are ultimately paid out of the Certificate.

For a Section 403(b) tax deferred annuity, a transfer is the movement of all or some portion of the balance in the 403(b) annuity from one employer’s 403(b) plan to another employer’s 403(b) plan and an exchange is the movement of all or some portion of the balance in a 403(b) annuity between investment providers in the same employer’s 403(b) plan. You should consult with Your tax advisor for additional guidance on transfers and exchanges.

Premature Distribution Tax — An additional tax (penalty tax) may also apply to premature distributions from a Qualified Plan. A premature distribution is generally any distribution made before the Participant reaches age 591/2. The penalty tax is 10% of the amount of the payment that is includable in income. The penalty tax does not apply to conversions of eligible retirement plans to Roth IRAs and most distributions from Section 457(b) plans. However, it will apply if converted amounts are distributed during the five-year period beginning with the year of conversion. Certain payments may be exempt from the penalty tax depending on the type of Qualified Plan such as payments made: 1) after age 591/2, 2) as the result of death or disability, 3) that are part of a series of substantially equal periodic payments over the life or life expectancy of the owner or the joint lives or joint life expectancy of the owner and beneficiary, 4) after separation from service and attainment of age 55, 5) for medical care, 6) under a qualified domestic relations order (QDRO), 7) to correct excess contributions or salary reductions and 8) in limited circumstances, to a reservist called to active duty after September 11, 2001

Required Minimum Distribution Excise Tax — If the amount distributed from a Qualified Plan is less than the required minimum distribution for the year (discussed below), the Participant is generally subject to a nondeductible excise tax of 50% on the difference between the required minimum distribution and the amount actually distributed.

Required Minimum Distributions — The Participant of a Qualified Plan is generally required to take certain required minimum distributions during the Participant’s life and the beneficiary designated by the Participant is required to take the balance of the Certificate value within certain specified periods following the Participant’s death.

The Participant must take the first required distribution by the required beginning date and subsequent required distributions by December 31 of each year thereafter. Payments must be made over the life or life expectancy of the Participant or the joint lives or joint life expectancy of the Participant and the beneficiary. The amount of the required minimum distribution depends upon the Certificate value and the applicable life expectancy. The required beginning date for Section 401(a) plans, Section 403(b) annuities, and Section 457(b) plans is the later of April 1 of the calendar year following the calendar year in which the Participant attains age 701/2 or retires.

Upon the death of the Participant, the beneficiary must take distributions under one of the following two rules.

1.	If the Participant dies on or after the required beginning date and has designated a beneficiary, any remaining balance will continue to be distributed at least as rapidly as was payable under the required minimum distributions.

2.	If the Participant dies before the required beginning date, the balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. If the Certificate value is payable to a beneficiary other than a spouse, it may be paid over the life expectancy of that beneficiary, provided distributions begin by December 31 of the calendar year following the year of the Participant’s death. If the beneficiary is the spouse, the spouse may defer payments until the end of the calendar year in which the Participant would have reached age 701/2. If the beneficiary is not the spouse, the beneficiary may make a direct rollover to an IRA that meets the IRS requirements of an ‘inherited IRA’.

Contribution Limitations and General Requirements Applicable to Qualified Plans

All contributions to Qualified Plans are subject to annual limitations imposed by the IRC and discussed below for each type of Qualified Plan. Employer contributions are subject to additional limitations and are not discussed here.

Section 403(b) Tax-Deferred Annuity — A Section 403(b) tax-deferred (or tax-sheltered) annuity Contract/Certificate is available for employees of public schools and certain organizations tax-exempt under Section 501 (c)(3). Salary reduction contributions are limited to the lesser of $16,500 in 2010 or 100% of income. A special catch-up contribution is available to certain Participants who have 15 years of service with his or her current employer. Additional catch-up amounts, $5,500 in 2010, may be contributed if the Participant is age 50 or older. Both the maximum salary reduction contribution and additional amount if You are age 50 or older are indexed for inflation in future years. Employer contributions are allowed with additional limitations under the Qualified Plan rules. Contributions may be subject to FICA (Social Security and Medicare) tax. If permitted by Your plan, some or all of Your salary reduction contributions may be treated as Designated Roth Contributions (Roth 403(b)). Roth 403(b) Contributions are salary reduction contributions that are irrevocably designated by You as not being excludable from income. Roth 403(b) Contributions and related earnings will be accounted for separately. Contributions and earnings are not included in the Annuitant’s income until distributed with the exception of Roth 403(b) contributions which are included in income in the year contributed. Distributions from Section 403(b) annuities generally cannot be made until the Annuitant attains age 591/2. However, exceptions to this rule include severance from employment, death, disability and hardship and, generally, the balance in the Certificate as of December 31, 1988. Section 403(b) annuity Certificate accumulations may be eligible for a tax-free rollover to an eligible retirement plan. Section 403(b) annuities are subject to the required minimum distribution rules.

Section 457(b) Eligible Governmental Plan — A Section 457(b) deferred compensation plan is available for employees of eligible state or local governments. Salary reduction amounts are limited to the lesser of $16,500 for 2010 or 100% of includable compensation. Additional catch-up amounts may be contributed if the Participant is age 50 or older, $5,500 for 2010. Both the maximum salary reduction amount and additional amount if You are age 50 or older are indexed for inflation in future years. An additional special catch-up contribution is allowed in the three years of employment before attaining normal retirement age as stated in the employer’s plan. Contributions and earnings are not included in the Annuitant’s income until distributed. Distributions are not generally allowed until the Participant reaches age 701/2 except for severance from employment or for an unforeseeable emergency or severe financial hardship. Section 457(b) annuity certificate accumulations can be rolled over or transferred to other Section 457(b) eligible governmental plan contracts or an eligible retirement plan. Section 457(b) annuity contracts/certificates are subject to the required minimum distribution rules.

Section 401 — Section 401 permits employers to establish various types of retirement plans (e.g., pension, profit sharing, 401(k) plans) for their employees. Retirement plans established in accordance with Section 401 may permit the purchase of annuity contracts/certificates to provide benefits under the plan. In order for a retirement plan to be considered qualified under Section 401 it must: meet certain minimum standards with respect to participation, coverage and vesting; not discriminate in favor of highly compensated employees; provide contributions or benefits that do not exceed certain limitations; prohibit the use of plan assets for purposes other than the exclusive benefit of the plan participant and their beneficiaries covered by the plan; comply with certain minimum distribution requirements; provide for certain spousal survivor benefits; and comply with numerous other qualification requirements. A retirement plan qualified under Section 401 may be funded with employer contributions, employee contributions or a combination of both. Employee contributions may be made pre-tax (under a salary reduction agreement) or on an after-tax basis. If permitted by Your plan, some or all of salary reduction contributions made to 401(k) plans may be treated as Designated Roth contributions (Roth 401(k)). Roth 401(k) contributions are salary reduction contributions that are irrevocably designated by you as not being excludable from income. Roth 401(k) contributions are includable in income in the year contributed. Distributions are generally not allowed prior to retirement and You should consult Your employer’s plan or with a tax advisor for additional information.

Designated Roth Accounts — Section 403(b) and 401(k) plans are allowed to establish Designated Roth accounts within their plans. If this feature is included in the plan, the Participant can designate some or all of his/her salary reduction contributions as Designated Roth contributions. As a result, the Designated Roth contribution will be includible in the Participant’s income in the year of the contribution and be subject to all wage withholding requirements.

The Designated Roth contribution combined with other salary reduction contributions are subject to the limits discussed under the “Section 403(b) Tax-Deferred Annuity” and “Section 401” sections, above. Designated Roth contributions are also subject to the same distribution restrictions as all other contributions to the plan.

Federal Estate Taxes

While no attempt is being made to discuss the federal estate tax implications of the Contract/Certificate, purchasers of annuity contracts/certificates should keep in mind that the value of an annuity contract/certificate owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract/certificate, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. In addition, under the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), changes in the taxation of estates enacted for decedents dying in

2010 apply only to 2010 and prior law will be applicable for decedents dying after 2010. Consult an estate planning advisor for more information.

Generation-skipping Transfer Tax

Under EGTRRA, the generation- skipping transfer tax has been eliminated for transfers in 2010,but prior law will be applicable for transfers in 2011. The generation- skipping transfer tax may apply when all or part of an annuity contract/certificate is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Participant. In addition, regulations issued under the IRC may require Us to deduct the tax from Your Contract/Certificate, or from any applicable payment, and pay it directly to the Internal Revenue Service when the tax is reinstated for transfers in 2011 and later years. Consult a tax advisor for more information.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity contract/certificate purchasers who/that are U.S. citizens or residents. Annuity contract/certificate purchasers who/that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts/certificates at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the annuity contract/certificate purchaser’s country of citizenship or residence. Prospective annuity contract/certificate purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract/certificate purchase.

Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Contract/Certificate could change by legislation, regulation or otherwise. Consult a tax advisor with respect to legislative or regulatory developments and their effect on the Contract/Certificate.

We have the right to modify the Contract/Certificate in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment that Participants currently receive. We make no guarantee regarding the tax status of any Contract/Certificate and do not intend the above discussion as tax advice.

Other Information

Distribution of the Contract — The Certificates are offered and sold by HMLIC through its licensed life insurance sales personnel who are also registered representatives of HM Investors. In addition, the Certificates may be offered and sold through independent agents and other broker-dealers. HMLIC has entered into a distribution agreement with its affiliate, HM Investors, principal underwriter of the Separate Account. HM Investors, located at One Horace Mann Plaza, Springfield, Illinois 62715-0001, is a broker-dealer registered under the Securities Exchange Act of 1934. HM Investors is a member of FINRA and is a wholly-owned subsidiary of Horace Mann Educators Corporation. Sales commissions are paid by HMLIC to HM Investors and other broker-dealers and range from 1.00% to 6.00% of premium payments received. No specific charge is assessed directly to Participants or the Separate Account to cover the commissions. We do intend to recover the amount of the commissions through the fees and charges collected under the Certificates and other corporate revenue.

Association Endorsements and Relationships — HMLIC or an affiliate has relationships with certain national, State and local education associations or educator groups. Certain associations endorse or sponsor various insurance products of HMLIC or an affiliate. Neither HMLIC nor any of its affiliates pays any consideration solely in exchange for product endorsements or sponsorships. HMLIC or an affiliate does pay various associations or groups for certain special functions, advertising, and similar services, including but not limited to the following:

•	Providing HMLIC and/or an affiliate with access to and opportunities to market its products to association members;
•	Allowing HMLIC or an affiliate to sponsor and promote scholarship and awards programs;
•	Allowing HMLIC or an affiliate to sponsor and/or attend (and market its products at) association meetings, conferences, or conventions; and
•	Allowing HMLIC or an affiliate to conduct workshops for association members.

Legal Proceedings — HMLIC, like other life insurance companies, is involved on occasion in lawsuits. Although the outcome of any litigation cannot be predicted with certainty, HMLIC believes that no pending or threatened lawsuits are likely to have a material adverse effect on the Separate Account, on the ability of HM Investors to perform under its principal underwriting agreement, or on HMLIC’s ability to meet its obligations under the Certificates.

Modification of the Contract and Certificates — The Contract and Certificates provide that they may be modified by HMLIC to maintain continued compliance with applicable state and federal laws. Participants will be notified of any modification. Only officers designated by HMLIC may modify the terms of the Contract and Certificates.

Registration Statement — A registration statement of which this prospectus is a part, has been filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Contract and the Certificates thereunder.

Communications to Participants — To ensure receipt of communications, Participants must notify HMLIC of address changes. Notice of a change in address may be sent to Horace Mann Life Insurance Company, Annuity Customer Service, P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a telefacsimile (FAX) transmission to (877) 832-3785, or by calling (800) 999-1030 (toll-free).

HMLIC will attempt to locate Participants for whom no current address is on file. In the event HMLIC is unable to locate a Participant, HMLIC may be forced to surrender the value of the Certificate to the Participant’s last known state of residence in accordance with the state’s abandoned property laws.

Participant Inquiries — A toll-free number, (800) 999-1030, is available to telephone HMLIC’s Annuity Customer Service Department. Written questions should be sent to Horace Mann Life Insurance Company, Annuity Customer Service, P.O. Box 4657, Springfield, Illinois 62708-4657 or by accessing HMLIC’s website at www.horacemann.com and sending a message through the “Message Center” in the “Account Access” section.

Forms Availability — Specific forms are available from HMLIC to aid the Participant in effecting many transactions allowed under the Certificate. These forms may be obtained by calling the Annuity Customer Service Department toll-free at (800) 999-1030.

Investor Information from FINRA — Information about HM Investors and Your agent is available from FINRA at www.finra.org or by calling (800) 289-9999 (toll-free).

Table of Contents for the Statement of Additional Information

A copy of the Statement of Additional Information providing more detailed information about the Separate Account is available, without charge, upon request. The Table of Contents of this Statement of Additional Information follows:

Topic	Page

General Information and History	1
Additional Condensed Financial Information	1
Underwriter	8
Independent Registered Public Accounting Firm	8
Financial Statements	8

To receive, without charge, a copy of the Statement of Additional Information for the Separate Account, please complete the following request form and mail it to the address indicated below, or send it by telefacsimile (FAX) transmission to (877) 832-3785, or telephone (800) 999-1030 (toll-free) to request a copy.

Horace Mann Life Insurance Company
P.O. Box 4657
Springfield, Illinois 62708-4657

Please provide free of charge the following information:

  Statement of Additional Information dated May 1, 2010 for the Separate Account

Please Mail the above document to:
(Name)
(Address)
(City/State/Zip)

Appendix A: Condensed Financial Information

The following schedule includes Accumulation Unit Values for the periods indicated. This data has been taken from the Separate Account financial statements. The information should be read in conjunction with the financial statements of the Separate Account and the related notes that are included in the Statement of Additional Information.

The Separate Account was established in 2006 but not funded until January 2, 2008. The following information is taken from the Separate Account financial statements. The financial statements and reports are contained in the Annual Report for the Separate Account and are incorporated herein by reference and may be obtained by calling or writing HMLIC. An Accumulation Unit Value is the unit We use to calculate the value of Your interest in a Subaccount. The Goldman Sachs VIT Mid Cap Value, Calvert VP S&P MidCap 400 Index, Lazard Retirement US Small-Mid Cap Eq Ser, Fidelity VIP Emerging Markets SC2 and Templeton Global Bond Fund were added to the Separate Account on May 1, 2010. All other Underlying Funds not specified above were added to the Separate Account on January 2, 2008.

The tables below show two sets of Accumulation Unit Values that reflect the highest and lowest levels of annual expenses available under the Contracts as of the date of this prospectus. The information for all other Accumulation Unit Values is in the Statement of Additional Information. You may obtain a free copy of the Statement of Additional Information by writing to Us at Our P.O. Box 4657, Springfield, Illinois 62708-4657, calling Us at (800) 999-1030, or faxing Us at (877) 832-3785.

1.25 M & E

		Accumulation
		Unit Value		Accumulation Unit	Accumulation Units
		Beginning of		Value End of	Outstanding End of
Subaccount	Year Ended	Period		Period	Period

AllianceBernstein VPS Large Cap Growth Portfolio	12/31/2009	$17.77		$24.17	7
	12/31/2008	29.59	*	17.77	7

AllianceBernstein VPS Small/Mid Cap Value Portfolio	12/31/2009	$10.79		$15.20	12
	12/31/2008	16.76	*	10.79	12

AllianceBernstein VPS Small Cap Growth Portfolio	12/31/2009	$8.14		$11.41	13
	12/31/2008	14.95	*	8.14	13
Ariel Fund®	12/31/2009	$23.48		$38.00	4
	12/31/2008	45.64	*	23.48	4

Davis Value Portfolio	12/31/2009	$8.52		$11.06	14
	12/31/2008	14.28	*	8.52	14

Delaware VIP Growth Opportunities Service Class	12/31/2009	$12.30		$17.70.	10
	12/31/2008	20.77	*	12.30	10

Delaware VIP REIT Series (Service Class)	12/31/2009	$6.58		$8.05	18
	12/31/2008	10.86	*	6.58	19

Delaware VIP Trend Series Service Class	12/31/2009	$19.81		$30.35	5
	12/31/2008	37.42	*	19.81	5

Dreyfus Investment Portfolios: Small Cap Stock	12/31/2009	$10.26		$12.68	13

Index Portfolio-Service Shares	12/31/2008	20.48	*	10.26	13

Fidelity VIP Growth Portfolio	12/31/2009	$23.03		$29.38	8
	12/31/2008	44.09	*	23.03	5

Fidelity VIP Growth & Income Portfolio	12/31/2009	$9.60		$12.12	12
	12/31/2008	16.54	*	9.60	12

		Accumulation
		Unit Value		Accumulation Unit	Accumulation Units
		Beginning of		Value End of	Outstanding End of
Subaccount	Year Ended	Period		Period	Period

Fidelity VIP High Income Portfolio	12/31/2009	$4.34		$6.13	42
	12/31/2008	5.88	*	4.34	34

Fidelity VIP Index 500 Portfolio	12/31/2009	$102.12		$127.75	1
	12/31/2008	160.48	*	102.12	1

Fidelity VIP Investment Grade Bond Portfolio	12/31/2009	$11.90		$13.55	16
	12/31/2008	12.62	*	11.90	16

Fidelity VIP Mid Cap Portfolio	12/31/2009	$21.19		$29.47	8
	12/31/2008	35.48	*	21.19	5

Fidelity VIP Overseas Portfolio	12/31/2009	$13.89		$17.43	11
	12/31/2008	25.04	*	13.89	8

Goldman Sachs VIT Structured Small Cap	12/31/2009	$6.97		$8.80	19

Equity Fund(1)	12/31/2008	10.53	*	6.97	19

Neuberger Berman Genesis Fund	12/31/2009	$18.97		$23.81	9
	12/31/2008	28.63	*	18.97	7

Putnam VT Vista Fund	12/31/2009	$8.19		$11.27	13
	12/31/2008	15.08	*	8.19	13

Rainier Small/Mid Cap Equity Portfolio	12/31/2009	$19.76		$25.58	5
	12/31/2008	38.994	*	19.76	5

Royce Capital Fund Small Cap Portfolio	12/31/2009	$7.16		$9.54	20
	12/31/2008	9.88	*	7.16	21

T. Rowe Price Equity Income Portfolio VIP II	12/31/2009	$14.87		$18.52	13
	12/31/2008	23.33	*	14.87	9

T. Rowe Price Prime Reserve Portfolio	12/31/2009	$1.02		$1.01	523
	12/31/2008	1.00	*	1.02	415

Wells Fargo Advantage Discovery Fund

(formerly Strong Mid Cap)	12/31/2009	$11.04		$15.37	10
	12/31/2008	19.85	*	11.04	10

Dow Jones Wilshire 5000 Index Portfolio Investment	12/31/2009	$7.71		$9.68	23
	12/31/2008	12.24	*	7.71	18

Wilshire Large Co. Growth Portfolio Investment	12/31/2009	$20.20		$26.70	6
	12/31/2008	34.86	*	20.20	6

Wilshire Large Co. Value Portfolio Investment	12/31/2009	$10.10		$12.82	13
	12/31/2008	17.24	*	10.10	13

		Accumulation
		Unit Value		Accumulation Unit	Accumulation Units
		Beginning of		Value End of	Outstanding End of
Subaccount	Year Ended	Period		Period	Period

Wilshire Small Co. Value Portfolio Investment	12/31/2009	$10.93		$13.25	12
	12/31/2008	16.23	*	10.93	12

Wilshire VIT 2015 ETF Fund	12/31/2009	$8.17		$9.72	76
	12/31/2008	10.91	*	8.17	76

Wilshire VIT 2025 ETF Fund	12/31/2009	$7.81		$9.30	985
	12/31/2008	10.94	*	7.81	355

Wilshire VIT 2035 ETF Fund	12/31/2009	$7.30		$8.72	35
	12/31/2008	10.96	*	7.30	35

Wilshire VIT Balanced Fund	12/31/2009	$14.99		$17.39	11
	12/31/2008	20.62	*	14.99	10

Wilshire VIT Equity Fund	12/31/2009	$13.57		$16.61	10
	12/31/2008	22.65	*	13.57	10

Wilshire VIT Income Fund	12/31/2009	$11.34		$12.68	38
	12/31/2008	12.36	*	11.34	38

Wilshire VIT International Equity Fund	12/31/2009	$9.12		$11.81	13
	12/31/2008	16.70	*	9.12	13

Wilshire VIT Small Cap Growth Fund	12/31/2009	$8.56		$10.91	14
	12/31/2008	15.94	*	8.56	14

Wilshire VIT Socially Responsible Fund	12/31/2009	$9.26		$11.14	14
	12/31/2008	15.50	*	9.26	14

0.75 M & E

		Accumulation
		Unit Value		Accumulation Unit	Accumulation Units
		Beginning of		Value End of	Outstanding End of
Subaccount	Year Ended	Period		Period	Period

AllianceBernstein VPS Large Cap Growth Portfolio	12/31/2009	$18.00		$24.54	6,977
	12/31/2008	25.05	*	18.00	8

AllianceBernstein VPS Small/Mid Cap Value Portfolio	12/31/2009	$9.86		$13.96	916
	12/31/2008	13.34	*	9.86	15

AllianceBernstein VPS Small Cap Growth Portfolio	12/31/2009	$8.25		$11.57	1,027
	12/31/2008	12.65	*	8.25	16

Ariel Fund	12/31/2009	$23.96		$38.91	295
	12/31/2008	34.34	*	23.96	6

Davis Value Portfolio	12/31/2009	$8.63		$11.24	8,776
	12/31/2008	12.00	*	8.63	17

Delaware VIP Growth Opportunities Service Class	12/31/2009	$10.96		$15.80	538
	12/31/2008	16.26	*	10.96	12

		Accumulation
		Unit Value		Accumulation Unit	Accumulation Units
		Beginning of		Value End of	Outstanding End of
Subaccount	Year Ended	Period		Period	Period

Delaware VIP REIT Series (Service Class)	12/31/2009	$6.61		$8.09	6,971
	12/31/2008	9.24	*	6.61	22

Delaware VIP Trend Series Service Class	12/31/2009	$16.22		$24.89	963
	12/31/2008	25.64	*	16.22	8

Dreyfus Investment Portfolios: Small Cap	12/31/2009	$10.34		$12.84	1,170

Stock Index Portfolio-Service Shares	12/31/2008	13.26	*	10.34	17

Fidelity VIP Growth Portfolio	12/31/2009	$23.52		$29.91	9,321
	12/31/2008	37.70	*	23.52	5

Fidelity VIP Growth & Income Portfolio	12/31/2009	$8.77		$11.06	371
	12/31/2008	12.55	*	8.77	37

Fidelity VIP High Income Portfolio	12/31/2009	$4.40		$6.27	379
	12/31/2008	5.78	*	4.40	35

Fidelity VIP Index 500 Portfolio	12/31/2009	$101.67		$127.49	2,036
	12/31/2008	134.60	*	101.67	11

Fidelity VIP Investment Grade Bond Portfolio	12/31/2009	$11.61		$13.32	5,172
	12/31/2008	12.11	*	11.61	16

Fidelity VIP Mid Cap Portfolio	12/31/2009	$18.12		$25.16	682
	12/31/2008	26.96	*	18.12	32

Fidelity VIP Overseas Portfolio	12/31/2009	$12.51		$15.68	19,079
	12/31/2008	18.72	*	12.51	11

Neuberger Berman Genesis Fund	12/31/2009	$19.26		$24.08	1,626
	12/31/2008	28.44	*	19.26	33

Putnam VT Vista Fund	12/31/2009	$8.30		$11.44	87
	12/31/2008	13.61	*	8.30	15

Rainier Small/Mid Cap Equity Portfolio	12/31/2009	$20.16		$25.99	5,486
	12/31/2008	33.14	*	20.16	28

Royce Capital Fund Small Cap Portfolio	12/31/2009	$7.24		$9.72	12,052
	12/31/2008	9.86	*	7.24	20

T. Rowe Price Equity Income Portfolio II	12/31/2009	$14.87		$18.04	7,614
	12/31/2008		*23.33	14.87	9

T. Rowe Price Prime Reserve Portfolio	12/31/2009	$1.01		$1.01	51,579
	12/31/2008	1.00	*	1.01	198

Wells Fargo Advantage Discovery Fund

(formerly Strong Mid Cap)	12/31/2009	$11.17		$15.57	2,444
	12/31/2008	18.58	*	11.17	11

Dow Jones Wilshire 5000 Index Portfolio Investment	12/31/2009	$7.79		$9.82	1,407
	12/31/2008	10.45	*	7.79	176

		Accumulation
		Unit Value		Accumulation Unit	Accumulation Units
		Beginning of		Value End of	Outstanding End of
Subaccount	Year Ended	Period		Period	Period

Wilshire Large Co. Growth Portfolio Investment	12/31/2009	$20.52		$27.25	421
	12/31/2008	30.04	*	20.52	7

Wilshire Large Co. Value Portfolio Investment	12/31/2009	$14.01		$13.05	1,059
	12/31/2008	14.01	*	10.23	14

Wilshire Small Co. Value Portfolio Investment	12/31/2009	$11.08		$13.52	41
	12/31/2008	14.01	*	11.08	18

Wilshire VIT 2015 ETF Fund	12/31/2009	$8.28		$9.90	6,352
	12/31/2008	9.82	*	8.28	82

Wilshire VIT 2025 ETF Fund	12/31/2009	$7.89		$9.44	12,166
	12/31/2008	9.65	*	7.89	29

Wilshire VIT 2035 ETF Fund	12/31/2009	$7.38		$8.86	10,513
	12/31/2008	9.40	*	7.38	93

Wilshire VIT Balanced Fund	12/31/2009	$15.20		$17.82	834
	12/31/2008	18.19	*	15.20	11

Wilshire VIT Equity Fund	12/31/2009	$13.74		$16.87	755
	12/31/2008	18.64	*	13.74	11

Wilshire VIT Income Fund	12/31/2009	$11.51		$12.93	34
	12/31/2008	12.05	*	11.51	34

Wilshire VIT International Equity Fund	12/31/2009	$9.25		$12.03	1,622
	12/31/2008	14.00	*	9.25	14

Wilshire VIT Small Cap Growth Fund	12/31/2009	$8.68		$11.08	2,019
	12/31/2008	12.89	*	8.68	15

Wilshire VIT Socially Responsible Fund	12/31/2009	$9.39		$11.33	423
	12/31/2008	12.58	*	9.39	16

*	Inception price on date Underlying Fund was added to the Separate Account.

(1)	On and after May 1, 2008, Participants generally may not begin or increase premium payment allocations or make new transfers to the following Subaccount. However, if Participants were participating on that date in the dollar cost averaging program or the rebalancing program with allocations to the following Subaccount, they may continue the program(s), but may not begin or increase allocations to the following Subaccount. Additionally, if they were allocating Net Premium to the following Subaccount on that date, Participants may continue those allocations.

Goldman Sachs VIT Structured Small Cap Equity Fund

Appendix B: Guaranteed Minimum Death Benefit Examples

Example for Return of Premium with Interest Guaranteed Minimum Death Benefit (“Interest GMDB”)

Assume the following:

•	There is an initial Net Premium of $100,000 and no subsequent premiums.

•	There is a withdrawal on the 3rd Certificate anniversary of $25,000. The Participant Account Value immediately before the withdrawal is $125,000.
•	We are calculating the death benefit on the 5th Certificate anniversary. The Participant Account Value at that time is $101,000.
•	There are no loans on the Certificate.
•	The client has not yet attained age 81.
•	No other death benefit rider was selected.

The Interest GMDB value at issue is equal to the initial Net Premium.

$100,000

The Interest GMDB value immediately before the withdrawal is the initial Net Premium accumulated at 5% interest for 3 years:

$100,000 × 1.053 = $115,763

The withdrawal adjustment is the withdrawal amount divided by the Participant Account Value immediately before the withdrawal and multiplied by the Interest GMDB value immediately before the withdrawal:

$25,000 ÷ $125,000 × $115,763 = $23,153

The Interest GMDB value immediately following the withdrawal is the Interest GMDB value immediately before the withdrawal less the withdrawal adjustment:

$115,763 – $23,153 = $92,610

The Interest GMDB value on the 5th Certificate anniversary is the Interest GMDB value immediately following the withdrawal accumulated at 5% interest for 2 years:

$92,610 × 1.052 = $102,103

The death benefit is the greatest of the Interest GMDB and the Participant Account Value.

Max [$102,103, $101,000] = $102,103

Example for Guaranteed Minimum Death Benefit — Step-Up with Return of Premium (“Step-Up GMDB”)

Assume the following:

•	There is an initial Net Ppremium of $100,000 and no subsequent premiums.

•	The Participant Account Value on the 1st Certificate Anniversary is $90,000.

•	The Participant Account Value on the 2nd Certificate Anniversary is $120,000.

•	There is a withdrawal during the 3rd Certificate Year of $25,000. The Participant Account Value immediately before the withdrawal is $125,000.

•	The Participant Account Value on the 3rd Certificate Anniversary is $105,000.

•	We are calculating the death benefit during the 4th Certificate Year. The Participant Account Value at that time is $101,000.
•	There are no loans on the Certificate.
•	The client has not yet attained age 81.
•	No other death benefit rider was selected.

The Step-Up Anniversary Value for the 1st Certificate Anniversary projected to the date of death is the Participant Account Value on the 1st Certificate Anniversary less an adjustment for the subsequent withdrawal:

$90,000 – ($25,000 ÷ $125,000 × $90,000) = $72,000

The Step-Up Anniversary Value for the 2nd Certificate Anniversary projected to the date of death is the Participant Account Value on the 2nd Certificate Anniversary less an adjustment for the subsequent withdrawal:

$120,000 – ($25,000 ÷ $125,000 × $120,000) = $96,000

The Step-Up Anniversary Value for the 3rd Certificate Anniversary projected to the date of death is the Participant Account Value on the 3rd Certificate Anniversary:

$105,000

The Step-Up GMDB is equal to the maximum of these values:

Max [$72,000, $96,000, $105,000] = $105,000

The Return of Premium Death Benefit at the date of death is the initial Net Premium less a withdrawal adjustment:

$100,000 – ($25,000 ÷ $125,000 × $100,000) = $80,000

The death benefit is the greatest of the Step-Up GMDB, the Return of Premium Death Benefit, and the Participant Account Value.

Max [$105,000, $80,000, $101,000] = $105,000

May 1, 2010
STATEMENT OF ADDITIONAL INFORMATION
HORACE MANN LIFE INSURANCE COMPANY QUALIFIED GROUP ANNUITY
SEPARATE ACCOUNT
Flexible Premium Qualified
Variable Deferred Group Annuity Contract
Horace Mann Life Insurance Company
This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectus for the qualified variable deferred group annuity contract (“Group Contract”) dated May 1, 2010. Copies of the prospectus for the Group Contract (and the Certificates thereunder) may be obtained by writing to Horace Mann Life Insurance Company, P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a facsimile transmission to (877) 832-3785, or by telephoning toll-free (800) 999-1030. The prospectus for the Group Contract (and the Certificates thereunder) sets forth information that a prospective investor should know before investing in a Certificate. Capitalized terms that are used, but not defined, in this Statement of Additional Information have the same meanings as in the prospectus for the Group Contract (and the Certificates thereunder).
May 1, 2010

GENERAL INFORMATION AND HISTORY
          Horace Mann Life Insurance Company (“HMLIC”) sponsors the Horace Mann Life Insurance Company Qualified Group Annuity Separate Account (the “Separate Account”). HMLIC is a wholly- owned subsidiary of Allegiance Life Insurance Company, which engages in the business of insurance. HMLIC is an indirect, wholly- owned subsidiary of Horace Mann Educators Corporation (“HMEC”), a publicly- held insurance holding company traded on the New York Stock Exchange.
ADDITIONAL CONDENSED FINANCIAL INFORMATION
     The following schedule includes Accumulation Unit Values for the periods indicated. The information should be read in conjunction with the financial statements of the Separate Account and the related notes that are included in the Statement of Additional Information.
The Separate Account was established in 2006 but not funded until January 2, 2008. The following information is taken from the Separate Account financial statements. The financial statements and reports are contained in the Annual Report for the Separate Account and are incorporated herein by reference and may be obtained by calling or writing HMLIC. An Accumulation Unit Value is the unit we use to calculate the value of your interest in a Subaccount.
The tables below show two sets of Accumulation Unit Values that reflect the other levels of annual expenses available under the Group Contract. The information for the Accumulation Unit Values reflecting the highest and lowest levels of annual expenses available under the Group Contract can be found in Appendix A of the prospectus for the Group Contract.

0.85 M & E

		Accumulation
		Unit Value	Accumulation Unit	Accumulation Units
		Beginning of	Value End of	Outstanding End of
Subaccount	Year Ended	Period	Period	Period
AllianceBernstein VPS Large Cap Growth Portfolio	12/31/2009	17.99	$24.48	3,646
	12/31/2008	27.24	17.99	1,571

AllianceBernstein VPS Fund, Inc. Small/Mid Cap Value Portfolio	12/31/2009	$9.86	$13.96	885
	12/31/2008	14.76	9.86	24

AllianceBernstein VPS Fund, Inc Small Cap Growth Portfolio	12/31/2009	$8.24	$11.56	412
	12/31/2008	13.41	8.24	78

Ariel Fund®(4)	12/31/2009	$23.96	$38.89	380
	12/31/2008	38.68	23.96	21

Davis Value Portfolio	12/31/2009	$8.62	11.23	11,728
	12/31/2008	13.16	8.62	1,634

Delaware VIP Growth Opportunities Service Class	12/31/2009	$10.96	$15.81	125
	12/31/2008	17.30	10.96	28

Delaware VIP REIT Series (Service Class)	12/31/2009	$6.60	$8.07	8,039
	12/31/2007	10.19	6.60	1,088

Delaware VIP Trend Series Service Class	12/31/2009	$16.19	$24.81	639
	12/31/2008	26.97	16.19	313

Dreyfus Investment Portfolios: Small Cap Stock Index Portfolio- Service Shares(3)	12/31/2009	$10.32	$12.81	2,364
	12/31/2008	14.28	10.32	307

Fidelity VIP Growth Portfolio	12/31/2009	$23.48	$29.82	3,450
	12/31/2008	40.73	23.48	536

Fidelity VIP Growth & Income Portfolio	12/31/2009	$8.75	$11.04	3,370
	12/31/2008	13.68	8.75	158

		Accumulation
		Unit Value	Accumulation Unit	Accumulation Units
		Beginning of	Value End of	Outstanding End of
Subaccount	Year Ended	Period	Period	Period
Fidelity VIP High Income Portfolio	12/31/2009	$4.38	$6.25	4007
	12/31/2008	5.90	4.38	651

Fidelity VIP Index 500 Portfolio	12/31/2009	$101.74	$127.52	2,014
	12/31/2008	145.47	101.74	192

Fidelity VIP Investment Grade Bond Portfolio	12/31/2009	$11.58	$13.28	3,957
	12/31/2008	11.98	11.58	346

Fidelity VIP Mid Cap Portfolio	12/31/2009	$18.07	$25.07	2,618
	12/31/2008	28.27	18.07	695

Fidelity VIP Overseas Portfolio	12/31/2009	$12.50	$15.66	12,211
	12/31/2008	20.13	12.50	1,698

Neuberger Berman Genesis Fund(4)	12/31/2009	$19.23	$24.03	1,875
	12/31/2008	30.27	19.23	354

Putnam VT Vista Fund	12/31/2009	$8.30	$11.42	152
	12/31/2008	14.58	8.30	24

Rainier Small/Mid Cap Equity Portfolio(4)	12/31/2009	$20.11	$25.91	3,347
	12/31/2008	36.19	20.11	435

Royce Capital Fund Small Cap Portfolio	12/31/2009	$7.22	$9.70	6,674
	12/31/2008	10.32	7.22	1,279

T. Rowe Price Equity Income Portfolio VIP II	12/31/2009	$14.47	$17.99	1,589
	12/31/2008	20.21	14.47	316

T. Rowe Price Prime Reserve Portfolio	12/31/2009	$1.00	$1.00	518
	12/31/2008	1.00	1.00	180

Wells Fargo Advantage Discovery Fund (formerly Strong Mid Cap)	12/31/2009	$11.17	$15.57	2,402
	12/31/2008	19.91	11.17	207

		Accumulation
		Unit Value	Accumulation Unit	Accumulation Units
		Beginning of	Value End of	Outstanding End of
Subaccount	Year Ended	Period	Period	Period
Wilshire 5000 Index Portfolio Investment(1)(4)	12/31/2009	$7.78	$9.81	1,892
	12/31/2008	11.30	7.78	1005

Wilshire Large Co. Growth Portfolio Investment(1)(4)	12/31/2009	$20.51	$27.20	364
	12/31/2008	32.21	20.51	54

Wilshire Large Co. Value Portfolio Investment(1)(4)	12/31/2009	$10.21	$13.02	4,469
	12/31/2008	15.46	10.21	2404

Wilshire Small Co. Value Portfolio Investment(1)(4)	12/31/2009	$11.07	$13.51	224
	12/31/2008	15.24	11.07	44

Wilshire VIT 2015 Moderate Fund	12/31/2009	$8.27	$9.89	2,337
	12/31/2008	10.26	8.27	305

Wilshire VIT 2025 Moderate Fund	12/31/2009	$7.88	9.43	4,052
	12/31/2008	10.18	7.88	617

Wilshire VIT 2035 Moderate Fund	12/31/2009	$7.37	$8.85	11,276
	12/31/2008	10.18	7.37	2,256

Wilshire VIT Balanced Fund	12/31/2009	15.19	$17.80	521
	12/31/2008	19.22	15.19	11

Wilshire VIT Equity Fund	12/31/2009	$13.70	$16.81	1,532
	12/31/2008	20.53	13.70	11

Wilshire VIT Income Fund	12/31/2009	$11.52	$12.94	941
	12/31/2008	12.01	11.52	106

Wilshire VIT International Equity Fund	12/31/2009	$9.23	$12.01	6,479
	12/31/2008	14.96	9.23	2917

Wilshire VIT Small Cap Growth Fund	12/31/2009	$8.67	$11.07	771
	12/31/2008	13.69	8.67	154

		Accumulation
		Unit Value	Accumulation Unit	Accumulation Units
		Beginning of	Value End of	Outstanding End of
Subaccount	Year Ended	Period	Period	Period
Wilshire VIT Socially Responsible Fund	12/31/2009	$9.37	$11.31	2,093
	12/31/2008	13.75	9.37	89

0.95 M & E

		Accumulation
		Unit Value	Accumulation Unit	Accumulation Units
		Beginning of	Value End of	Outstanding End of
Subaccount	Year Ended	Period	Period	Period
AllianceBernstein VPS Large Cap Growth Portfolio	12/31/2009	$17.84	$24.25	2,868
	12/31/2008	29.59	17.84	745

AllianceBernstein VPS Fund, Inc. Small/Mid Cap Value Portfolio	12/31/2009	$10.81	$15.29	1,300
	12/31/2008	16.76	10.81	285

AllianceBernstein VPS Fund, Inc Small Cap Growth Portfolio	12/31/2009	$8.22	$11.52	339
	12/31/2008	14.95	8.22	61

Ariel Fund®(4)	12/31/2009	$23.78	$38.53	770
	12/31/2008	45.64	23.78	143

Davis Value Portfolio	12/31/2009	$8.54	$11.11	35,965
	12/31/2008	14.28	8.54	4,028

Delaware VIP Growth Opportunities Service Class	12/31/2009	$12.35	$17.77	516
	12/31/2008	20.77	12.35	44

Delaware VIP REIT Series (Service Class)	12/31/2009	$6.59	$8.05	22,819
	12/31/2008	10.86	6.59	3,025

Delaware VIP Trend Series Service Class	12/31/2009	$19.92	$30.50	1,208
	12/31/2008	37.42	19.92	114

		Accumulation
		Unit Value	Accumulation Unit	Accumulation Units
		Beginning of	Value End of	Outstanding End of
Subaccount	Year Ended	Period	Period	Period
Dreyfus Investment Portfolios: Small Cap Stock Index Portfolio- Service Shares(3)	12/31/2009	$10.28	$12.74	4,858
	12/31/2008	14.66	10.28	245

Fidelity VIP Growth Portfolio	12/31/2009	$23.29	$29.55	20,976
	12/31/2008	44.09	23.29	4,119

Fidelity VIP Growth & Income Portfolio	12/31/2009	$9.64	$12.14	10,005
	12/31/2008	16.54	9.64	797

Fidelity VIP High Income Portfolio	12/31/2009	$4.35	$6.19	9,234
	12/31/2008	5.88	4.35	2,207

Fidelity VIP Index 500 Portfolio	12/31/2009	$102.18	$127.94	3,405
	12/31/2008	160.48	102.18	529

Fidelity VIP Investment Grade Bond Portfolio	12/31/2009	$12.00	$13.73	7,668
	12/31/2008	12.62	12.00	1,268

Fidelity VIP Mid Cap Portfolio	12/31/2009	$21.28	$29.48	7,328
	12/31/2008	35.48	21.28	2,094

Fidelity VIP Overseas Portfolio	12/31/2009	$13.96	$17.46	33,647
	12/31/2008	25.04	13.96	4,352

Goldman Sachs VIT Structured Small Cap Equity Fund(5)	12/31/2009	$6.99	$8.88	21
	12/31/2008	10.53	6.99	21

Neuberger Berman Genesis Fund(4)	12/31/2009	$19.09	$23.82	9,781
	12/31/2008	28.63	19.09	5,011

Putnam VT Vista Fund	12/31/2009	$8.22	$11.30	166
	12/31/2008	15.08	8.22	31

Rainier Small/Mid Cap Equity Portfolio(4)	12/31/2009	$19.97	$25.71	8,438
	12/31/2008	38.994	19.97	869

		Accumulation
		Unit Value	Accumulation Unit	Accumulation Units
		Beginning of	Value End of	Outstanding End of
Subaccount	Year Ended	Period	Period	Period
Royce Capital Fund Small Cap Portfolio	12/31/2009	$7.18	$9.63	23,471
	12/31/2008	9.88	7.18	2,574

T. Rowe Price Equity Income Portfolio VIP II	12/31/2009	$14.92	$18.53	3,644
	12/31/2008	23.33	14.92	627

T. Rowe Price Prime Reserve Portfolio	12/31/2009	$1.02	$1.01	13,514
	12/31/2008	1.00	1.02	1,494

Wells Fargo Advantage Discovery Fund (formerly Strong Mid Cap)	12/31/2009	$11.09	$15.43	10,419
	12/31/2008	19.85	11.09	4,035

		Accumulation
		Unit Value	Accumulation Unit	Accumulation Units
		Beginning of	Value End of	Outstanding End of
Subaccount	Year Ended	Period	Period	Period
Wilshire 5000 Index Portfolio Investment(1)(4)	12/31/2009	$7.73	$9.73	6,630
	12/31/2008	12.24	7.73	3,219

Wilshire Large Co. Growth Portfolio Investment(1)(4)	12/31/2009	$20.26	$26.85	332
	12/31/2008	34.86	20.26	46

Wilshire Large Co. Value Portfolio Investment(1)(4)	12/31/2009	$10.13	$12.91	1,334
	12/31/2008	17.24	10.13	189

Wilshire Small Co. Value Portfolio Investment(1)(4)	12/31/2009	$10.95	$13.33	238
	12/31/2008	16.23	10.95	33

Wilshire VIT 2015 Moderate Fund	12/31/2009	$8.24	$9.82	39,403
	12/31/2008	10.91	8.24	14,555

Wilshire VIT 2025 Moderate Fund	12/31/2009	$7.85	$9.38	46,064
	12/31/2008	10.94	7.85	6,705

Wilshire VIT 2035 Moderate Fund	12/31/2009	$7.34	$8.79	66,581
	12/31/2008	10.96	7.34	10,937

Wilshire VIT Balanced Fund	12/31/2009	$15.08	$17.65	4,655
	12/31/2008	20.62	15.08	623

Wilshire VIT Equity Fund	12/31/2009	$13.61	$16.67	796
	12/31/2008	22.65	13.61	135

Wilshire VIT Income Fund	12/31/2009	$11.42	$12.81	1,531
	12/31/2008	12.36	11.42	431

Wilshire VIT International Equity Fund	12/31/2009	$9.15	$11.89	2,960
	12/31/2008	16.70	9.15	764

		Accumulation
		Unit Value	Accumulation Unit	Accumulation Units
		Beginning of	Value End of	Outstanding End of
Subaccount	Year Ended	Period	Period	Period
Wilshire VIT Small Cap Growth Fund	12/31/2009	$8.62	$10.99	664
	12/31/2008	15.94	8.62	243

Wilshire VIT Socially Responsible Fund	12/31/2009	$9.31	$11.21	1,493
	12/31/2008	15.50	9.31	267

1.05 M & E

		Accumulation		Accumulation	Accumulation
		Unit Value		Unit	Units
	Year	Beginning of		Value End of	Outstanding End
Subaccount	Ended	Period		Period	of Period
AllianceBernstein VPS Large Cap	12/31/2009	$17.95		$24.43	8
Growth Portfolio	12/31/2008	25.05	*	17.95	8
AllianceBernstein VPS Small/Mid Cap Value Portfolio	12/31/2009	$9.82		$13.88	71
	12/31/2008	13.34	*	9.82	15
AllianceBernstein VPS Small Cap Growth Portfolio	12/31/2009	$8.22		$11.54	16
	12/31/2008	12.65	*	8.22	16
Ariel Fund®	12/31/2009	$23.90		$38.65	6
	12/31/2008	34.34	*	23.90	6
Davis Value Portfolio	12/31/2009	$8.59		$11.16	2,357
	12/31/2008	12.00	*	8.59	19
Delaware VIP Growth Opportunities Service Class	12/31/2009	$10.93		$15.75	12
	12/31/2008	16.26	*	10.93	12
Delaware VIP REIT Series (Service Class)	12/31/2009	$6.59		$8.06	1,202
	12/31/2008	9.24	*	6.59	23
Delaware VIP Trend Series Service Class	12/31/2009	$16.18		$24.79	72
	12/31/2008	25.64	*	16.18	8
Dreyfus Investment Portfolios: Small Cap Stock	12/31/2009	$10.30		$12.77	409
Index Portfolio-Service Shares	12/31/2008	13.26	*	10.30	18
Fidelity VIP Growth Portfolio	12/31/2009	$23.42		$29.67	866
	12/31/2008	37.70	*	23.42	6
Fidelity VIP Growth & Income Portfolio	12/31/2009	$8.74		$10.99	210
	12/31/2008	12.55	*	8.74	16
Fidelity VIP High Income Portfolio	12/31/2009	$4.38		$6.23	69
	12/31/2008	5.78	*	4.38	35
Fidelity VIP Index 500 Portfolio	12/31/2009	$101.09		$127.24	9
	12/31/2008	134.60	*	101.09	736
Fidelity VIP Investment Grade Bond Portfolio	12/31/2009	$11.53		$13.19	1,379
	12/31/2008	12.11	*	11.53	17
Fidelity VIP Mid Cap Portfolio	12/31/2009	$18.09		$25.06	8
	12/31/2008	26.96	*	18.09	8
Fidelity VIP Overseas Portfolio	12/31/2009	$12.48		$15.61	1537
	12/31/2008	18.72	*	12.48	8

		Accumulation		Accumulation	Accumulation
		Unit Value		Unit	Units
	Year	Beginning of		Value End of	Outstanding End
Subaccount	Ended	Period		Period	of Period
Neuberger Berman Genesis Fund	12/31/2009	$19.20		$24.10	7
	12/31/2008	28.44	*	19.20	7
Putnam VT Vista Fund	12/31/2009	$8.27		$11.44	15
	12/31/2008	13.61	*	8.27	15
Rainier Small/Mid Cap Equity Portfolio	12/31/2009	$20.07		$25.89	260
	12/31/2008	33.14	*	20.07	6
Royce Capital Fund Small Cap Portfolio	12/31/2009	$7.22		$9.68	672
	12/31/2008	9.86	*	7.22	3
T. Rowe Price Equity Income Portfolio VIP II	12/31/2009	$14.44		$17.93	11
	12/31/2008	18.34	*	14.44	11
T. Rowe Price Prime Reserve Portfolio	12/31/2009	$1.00		$0.99	202
	12/31/2008	1.00	*	1.00	202
Wells Fargo Advantage Discovery Fund (formerly Strong Mid Cap)	12/31/2009	$11.15		$15.48	124
	12/31/2008	18.58	*	11.15	11
Wilshire 5000 Index Portfolio Investment	12/31/2009	$7.77		$9.79	19
	12/31/2008	10.45	*	7.77	19
Wilshire Large Co. Growth Portfolio Investment	12/31/2009	$20.45		$27.14	7
	12/31/2008	30.04	*	20.45	7
Wilshire Large Co. Value Portfolio Investment	12/31/2009	$10.19		$12.97	15
	12/31/2008	14.01	*	10.19	14
Wilshire Small Co. Value Portfolio Investment	12/31/2009	$11.03		$13.41	15
	12/31/2008	14.01	*	11.03	14
Wilshire VIT 2015 ETF Fund	12/31/2009	$8.25		$9.84	259
	12/31/2008	9.82	*	8.25	84
Wilshire VIT 2025 ETF Fund	12/31/2009	$7.88		$9.40	132
	12/31/2008	9.65	*	7.88	21
Wilshire VIT 2035 ETF Fund	12/31/2009	$7.36		$8.82	1452
	12/31/2008	9.40	*	7.36	49
Wilshire VIT Balanced Fund	12/31/2009	$15.13		$17.69	750
	12/31/2008	18.19	*	15.13	178
Wilshire VIT Equity Fund	12/31/2009	$13.39		$16.78	11
	12/31/2008	18.64	*	13.39	11
Wilshire VIT Income Fund	12/31/2009	$11.43		$12.82	35
	12/31/2008	12.05	*	11.43	35
Wilshire VIT International Equity Fund	12/31/2009	$9.21		$12.00	14
	12/31/2008	14.00	*	9.21	14.

		Accumulation	Accumulation	Accumulation
		Unit Value	Unit	Units
	Year	Beginning of	Value End of	Outstanding End
Subaccount	Ended	Period	Period	of Period
Wilshire VIT Small Cap Growth Fund	12/31/2009	$8.65	$11.06	16
	12/31/2008	12.89 *	8.65	16
Wilshire VIT Socially Responsible Fund	12/31/2009	$9.36	$11.29	16
	12/31/2008	12.58 *	9.36	16
UNDERWRITER
HMLIC offers and sells the Group Contracts and Certificates thereunder on a continuous basis through its licensed life insurance sales personnel who are also registered representatives of Horace Mann Investors, Inc. (“HM Investors”), a broker/dealer registered with the Securities and Exchange Commission and a member of FINRA. HM Investors serves as principal underwriter of the Separate Account. HM Investors is located at One Horace Mann Plaza, Springfield, Illinois 62715-0001. HM Investors is an affiliate of HMLIC and a wholly-owned subsidiary of HMEC.
HMLIC contracts with HM Investors to distribute the Group Contracts/Certificates. The Group Contracts/Certificates also may be offered and sold through independent agents and other, unaffiliated broker-dealers that have entered into selling agreements with HMLIC and HM Investors. (HM Investors and such unaffiliated broker-dealers shall be referred to herein collectively as “selling firms.”). HM Investors passes through any commissions it receives for sales of the Group Contracts/Certificates to its registered representatives and to other selling firms for their sales of the Group Contracts/Certificates.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements of the Separate Account as of December 31, 2009, for the periods disclosed in the financial statements, and those financial statements and schedules of Horace Mann Life Insurance Company as of December 31, 2009, and for each of the three years in the period ended December 31, 2009, appearing herein have been audited by KPMG LLP, independent registered public accounting firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. The principal business address of KPMG LLP is 303 East Wacker Drive, Chicago, Illinois 60601.
The KPMG LLP report dated      , of HMLIC includes explanatory language that states that HMLIC prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation—Division of Insurance, which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with accounting principles generally accepted in the United States of America, and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices.

FINANCIAL STATEMENTS
Audited financial statements of HMLIC and of the Separate Account are included herein. The financial statements for HMLIC should be considered only as bearing upon the ability of HMLIC to meet its obligations under the Group Contracts and Certificates thereunder.

PART C: OTHER INFORMATION
HORACE MANN LIFE INSURANCE COMPANY
QUALIFIED GROUP ANNUITY SEPARATE ACCOUNT
Item 24. Financial Statements and Exhibits
(a) Financial Statements
The following financial statements are included in Part B hereof.
Horace Mann Life Insurance Company Qualified Group Annuity Separate Account

-Report of Independent Registered Public Accounting Firm, dated
-Statements of Net Assets — December 31, 2009
-Statements of Operations — For the Year Ended December 31, 2009
-Statements of Changes in Net Assets For the Year Ended December 31, 2009
-Notes to Financial Statements — December 31, 2009
Horace Mann Life Insurance Company

-Report of Independent Registered Public Accounting Firm, dated, 2010
-Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus — As of December 31, 2009 and 2008
-Statutory Statements of Operations — For the Years Ended December 31, 2009, 2008 and 2007
-Statutory Statements of Capital and Surplus — For the Years Ended December 31, 2009, 2008 and 2007
-Statutory Statements of Cash Flow — For the Years Ended December 31, 2009, 2008 and 2007
-Notes to Statutory Financial Statements — December 31, 2009, 2008 and 2007

(b) Exhibits

(1)	Resolution of Board of Directors (3)

(2)	Agreements for Custody ...................Not Applicable

(3)	Underwriting Agreement (4)

(4)	(a) Form of Group Variable Annuity Contract (3)

(b) Form of Certificate (3)

(5)	Form of Application/Enrollment Form (3)

(6)	Certificate of Incorporation and Bylaws (2)

(7)	Contract of Reinsurance ..................Not Applicable

(8)	Other Contracts ..........................Not Applicable

(9)	Opinion and Consent of Counsel (1)

(10)	Independent Registered Public Accounting Firm Consent to be filed by amendment

(11)	Financial Statement Schedules for Horace Mann Life Insurance Company and the Independent Registered Public Accounting Firm’s Report Thereon to be filed by amendment

(12)	Agreement regarding initial capital . . . . . Not Applicable

(1)	Filed herewith.

(2)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement for Horace Mann Life Insurance Company Separate Account, dated February 14, 2006 (File Nos. 333-129284 and 811-1343).

(3)	Incorporated by reference to Initial Registration to Form N-4 Registration Statement for Horace Mann Life Insurance Company Qualified Group Annuity Separate Account, dated October 31, 2006 (File Nos. 333-138322 and 811-21974).

(4)	Incorporated by reference to Pre-Effective Amendment No 1 to Form N-4 Registration Statement for Horace Mann Life Insurance Company Qualified Group Annuity Separate Account, dated March 14, 2007 (File Nos. 333-138322 and 811-21974).

Item 25. Directors and Officers of the Depositor
     The directors and officers of Horace Mann Life Insurance Company, who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant, are listed below. Their principal business address is One Horace Mann Plaza, Springfield, Illinois 62715.

Name	Position and Office with Depositor
Peter H. Heckman	Director and Executive Vice President, Chief Financial Officer

Ann M. Caparros	Director, General Counsel, Corporate Secretary & Chief Compliance Officer

Louis G. Lower II	Director, Chairman, President & Chief Executive Officer

Paul D. Andrews	Director and Senior Vice President

Angela S. Christian	Vice President & Treasurer

Brent H. Hamann	Director and Senior Vice President

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

          The Registrant is a separate account of Horace Mann Life Insurance Company. Horace Mann Life Insurance Company (an Illinois Corporation) is a wholly owned subsidiary of Allegiance Life Insurance Company (an Illinois Corporation). Allegiance Life Insurance Company and Horace Mann Investors, Inc. (a Maryland Corporation), principal underwriter of the Registrant, are wholly- owned subsidiaries of Horace Mann Educators Corporation (a Delaware Corporation), a publicly held corporation.
Item 27. Number of Certificate Owners
As of January 29, 2010, the number of Certificate Owners of Horace Mann Life Insurance Company Qualified Group Annuity Separate Account was 4,376, of which all were qualified Certificate Owners.
Item 28. Indemnification
          According to Section 21 of the Distribution Agreement, Horace Mann Life Insurance Company agrees to indemnify Horace Mann Investors, Inc. for any liability Horace Mann Investors, Inc. may incur to a Participant or party-in-interest under a Certificate (i) arising out of any act or omission in the course of, or in connection with, rendering services under the Distribution Agreement, or (ii) arising out of the purchase, retention or surrender of a Certificate; provided however that Horace Mann Life Insurance Company will not indemnify Horace Mann Investors, Inc. for any such liability that results from the willful misfeasance, bad faith or gross negligence of Horace Mann Investors, Inc., or from the reckless disregard, by Horace Mann Investors, Inc., of its duties and obligations arising under the Distribution Agreement.
          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Act, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters
(a) Horace Mann Investors, Inc., the underwriter of Horace Mann Life Insurance Company Qualified Group Annuity Separate Account, acts as principal underwriter for Horace Mann Life Insurance Company Separate Account, Horace Mann Life Insurance Company Separate Account B, Horace Mann Life Insurance Group Annuity Separate Account and Horace Mann Life Insurance Company Allegiance Separate Account A.
(b) The following are the directors and officers of Horace Mann Investors, Inc. Their principal business address is One Horace Mann Plaza, Springfield, Illinois 62715.

Name	Position with Underwriter
Joseph D. Terry	Director and President

Norman R. Sherman	Chief Compliance Officer

Peter H. Heckman	Director

Brent H. Hamann	Director

Diane M. Barnett	Tax Compliance Officer

Angela S. Christian	Treasurer

Bret A. Conklin	Controller

Paul D. Andrews	Director

Ann M. Caparros	Director and Secretary
(c) The following is a listing of the commissions and other compensation received by the principal underwriter from the Registrant, Horace Mann Life Insurance Company Separate Account, Horace Mann Life Insurance Company Separate Account B, Horace Mann Life Insurance Company Allegiance Separate Account A, and Horace Mann Life Insurance Group Annuity Separate Account during the fiscal year ended December 31, 2009

Net
Name of	Underwriting
Principal	Discounts and	Compensation	Brokerage
Underwriter	Commission	on Redemption	Commission	Compensation
Horace Mann Investors, Inc.	$4,922,550	N/A	N/A	N/A

Item 30. Location of Accounts and Records
          Horace Mann Investors, Inc., underwriter of the Registrant, is located at One Horace Mann Plaza, Springfield, Illinois 62715. It maintains those accounts and records associated with its duties as underwriter required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.
          Horace Mann Life Insurance Company, the depositor, is located at One Horace Mann Plaza, Springfield, Illinois 62715. It maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder that are not maintained by Horace Mann Investors, Inc.

Item 31. Management Services
     Not applicable.
Item 32. Undertakings
          (a) Horace Mann Life Insurance Company and the Registrant are relying on a no-action letter from the Securities and Exchange Commission that was issued to the American Council of Life Insurance and made publicly available on November 28, 1988. That letter outlines conditions that must be met if a company offering registered annuity contracts imposes the limitations on surrenders and withdrawals on Section 403(b) contracts as required by the Internal Revenue Code. Horace Mann Life Insurance Company and the Registrant are in compliance with the conditions of that no-action letter.
          (b) Horace Mann Life Insurance Company represents that the fees and charges deducted under the Group Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.
          (c) The Registrant undertakes to file a post-effective amendment to its registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the Group Contract may be accepted.
          (d) The Registrant undertakes to include either (1) as part of any application to purchase a Certificate issued under the Group Contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.
          (e) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written request.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf in the City of Springfield, and State of Illinois, on this 25th day of February, 2010.
BY: HORACE MANN LIFE INSURANCE COMPANY QUALIFIED GROUP
ANNUITY SEPARATE ACCOUNT
(Registrant)
By: Horace Mann Life Insurance Company
(Depositor)

Attest:	/s/ ANN M. CAPARROS	By:	/s/ LOUIS G. LOWER II

	Ann M. Caparros	Louis G. Lower II,
	Corporate Secretary of the Depositor	President and Chief Executive Officer of the Depositor
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

SIGNATURE	TITLE	DATE

/s/ Louis G. Lower Louis G. Lower II	Director, Chairman, President and Chief Executive Officer	, February 25, 2010

/s/ Peter H. Heckman Peter H. Heckman	Director, Executive Vice President and Chief Financial Officer	, February 25, 2010

/s/ Ann M. Caparros Ann M. Caparros	Director, Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer	, February 25, 2010

/s/Brent H. Hamann Brent H. Hamann	Director and Senior Vice President	, February 25, 2010

Exhibit Index
(9) Opinion and Consent of Counsel